UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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CEVA, Inc.

(Name of Registrant as Specified in Its Charter)

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CEVA, INC.
1943 Landing Drive
Mountain View, California 94043

Notice of Annual Meeting of Stockholders
to be held on May 17, 2011

To the stockholders of CEVA, Inc.:

The annual meeting of stockholders of CEVA, Inc., a Delaware corporation, will be held on Tuesday, May 17, 2011, at 8:30 a.m., local time, at The Intercontinental, 111 East 48th St., New York City, New York for the purpose of considering and voting upon the following matters:

1. To elect eight directors, as specifically set forth in the attached proxy statement, to serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified;

2. To approve an amendment and restatement of the Company’s 2003 Director Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 700,000 shares to 1,100,000 shares;

3. To approve the Company’s 2011 Equity Incentive Plan;

4. To ratify the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as independent auditors of the Company for the fiscal year ending December 31, 2011;

5. To approve, in a non-binding vote, the compensation of the Company’s named executive officers;

6. To recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years; and

7. To transact such other business as may properly come before the annual meeting, including any postponements or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

Our board of directors presently has no knowledge of any other business to be transacted at the annual meeting.

We are enclosing a copy of our annual report to stockholders for 2010 with the proxy statement that accompanies this notice of meeting. The annual report contains consolidated financial statements and other information of interest to you.

Holders of record of our common stock at the close of business on March 21, 2011 are entitled to receive this notice and to vote at the annual meeting.

We urge you to attend the annual meeting in person. However, to ensure your representation at the annual meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone by calling the toll-free number as instructed on the enclosed proxy card or (3) by mail by completing, signing, dating and returning the enclosed paper proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she has previously voted using the Internet, telephone or proxy card.

By order of the board of directors,

/s/  Gideon Wertheizer
Gideon Wertheizer
Chief Executive Officer

April 8, 2011
Mountain View, California

Proxy Statement
PROPOSAL 1 -- ELECTION OF EIGHT DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
PROPOSAL 2 -- APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2003 DIRECTOR STOCK OPTION PLAN
PROPOSAL 3 -- APPROVAL OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN
PROPOSAL 4 -- RATIFICATION OF THE SELECTION OF KOST FORER GABBAY & KASIERER (A MEMBER OF ERNST & YOUNG GLOBAL) AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011
PROPOSAL 5 -- ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
PROPOSAL 6 -- ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING AND NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS
HOUSEHOLDING OF PROXY STATEMENT
OTHER MATTERS
CEVA, INC. 2003 DIRECTOR STOCK OPTION PLAN (amended and restated on May 15, 2007 and May 17, 2011)

CEVA, INC.

Proxy Statement

For the Annual Meeting of Stockholders
to be held on May 17, 2011

This proxy statement is furnished to you in connection with the solicitation of proxies by our board of directors for the annual meeting of stockholders to be held on Tuesday, May 17, 2011, at 8:30 a.m., local time, at The Intercontinental, 111 East 48th St., New York City, New York, including any postponements or adjournments thereof.

The notice of the annual meeting, this proxy statement, our annual report to stockholders for 2010, and the enclosed proxy card are first being mailed to stockholders on or about April 8, 2011. In addition to the mailing, the notice of the annual meeting, the proxy statement and the proxy card are available for your review, print and download on our website at www.ceva-dsp.com. The enclosed annual report incorporates our annual report on Form 10-K for 2010, including financial statements and financial statement schedules, but excluding exhibits, as filed with the Securities and Exchange Commission (the “SEC”). Please contact us in writing if you did not receive a copy of our annual report to stockholders, and we will furnish you with a copy at no charge. We will provide copies of the exhibits to our annual report on Form 10-K, upon the written request of any of our stockholders as of the record date for the annual meeting and payment of a fee which fee shall be limited to our reasonable expenses in providing such exhibits. Please address your request to CEVA, Inc., 1943 Landing Drive, Mountain View, California 94043, Attention: Corporate Secretary. Our annual report on Form 10-K, and the exhibits thereto, as well as our other filings with the SEC may be accessed, free of charge, at our website, www.ceva-dsp.com and on the SEC’s website at www.sec.gov, as soon as practicable after filing. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

Voting of Proxies

Voting by Proxy Card.  All shares entitled to vote and represented by properly executed proxy cards received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards.

Voting by Telephone or the Internet.  A stockholder may vote his, her or its shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided. When a stockholder votes via the Internet or by telephone, his, her or its vote is recorded immediately. We encourage stockholders to vote using these methods whenever possible.

Voting by Attending the Meeting.  A stockholder of record may vote his, her or its shares in person at the annual meeting. A stockholder planning to attend the annual meeting should bring proof of identification for entrance to the annual meeting. If a stockholder of record attends the annual meeting, he, she or it may also submit his, her or its vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting. If your shares are held in “street name” or by a broker or nominee, you should follow the directions provided by your broker or nominee regarding how to vote in person at the annual meeting.

Revocability of Proxies.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If the shares of common stock are held in your name, you may revoke your proxy (1) by filing with our corporate secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) by attending the annual meeting and voting in person (although attendance at the annual meeting will not by itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the annual meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or should be sent to CEVA, Inc., 1943 Landing Drive,

Mountain View, California 94043, Attention: Corporate Secretary. If your shares are held in “street name” or by a broker or nominee, you should follow the directions provided by your broker or nominee regarding how to revoke your proxy.

If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the board of directors.

If a stockholder indicates on a proxy that the shares should be voted “FOR” approval of the matters presented at the annual meeting, the proxy holders will have discretion to vote the shares on any other matters which are properly presented at the annual meeting for consideration, including a motion to adjourn or postpone the annual meeting to another time or place for the purpose of soliciting additional proxies, unless a stockholder expressly withholds authorization for the proxies to use their discretion. Gideon Wertheizer and Yaniv Arieli have been selected as proxy holders by our board of directors and currently serve as our executive officers, and Mr. Wertheizer is also a member of our board of directors.

Stockholders Entitled to Vote

Our board of directors has fixed March 21, 2011 as the record date for determination of stockholders entitled to vote at the annual meeting. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting. On March 21, 2011, there were 22,801,028 shares of our common stock outstanding and entitled to vote. Each share of common stock will have one vote for each matter to be voted upon at the annual meeting.

Quorum; Votes Required

The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Shares of common stock held by stockholders present in person or represented by proxy, including shares held by stockholders that abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the annual meeting. An automated system administered by our transfer agent, American Stock Transfer and Trust Corporation, will tabulate votes cast by proxy and one of their representatives will act as inspector of elections to tabulate votes cast in person at the annual meeting.

Under the General Corporation Law of the State of Delaware, abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a “no” vote on such proposals. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the annual meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the uncontested election of directors (Proposal No. 1) is a non-routine matter and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of a director nominee or withhold votes from a director nominee at the brokers’ discretion.

With respect to proposal 1 of this proxy statement, each director nominee will be elected by a plurality of the votes of shares of our common stock represented and voted at the annual meeting, and abstentions and broker “non-votes” will have no effect on the outcome of the election of the director nominees. With respect to proposals 2, 3 and 4 of this proxy statement, the affirmative vote of a majority of shares of our common stock represented and voted at the annual meeting is required for approval. With respect to proposal 5 of this proxy statement, the affirmative vote of a majority of shares of our common stock represented and voted at the annual meeting is required for approval, although such vote will not be binding on us. With respect to proposal 6 of this proxy statement, we have determined to view the frequency vote that receives the greatest number of votes cast by the holders of our common stock entitled to vote at the meeting as the advisory vote of stockholders on the frequency of approval of the compensation of our named executive officers, although such vote will not be binding on us. Abstentions will have no effect on the outcome of the election of the director nominees or the vote on the frequency of the stockholder vote on the compensation of our named executive officers and will have the same effect as “no” votes on proposals 2, 3, 4 and 5. Broker “non-votes” will have no effect on the proposals presented at this annual meeting.

Expenses of Solicitation

We will bear all expenses of this solicitation, including the cost of preparing and mailing this solicitation material. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the company may also solicit proxies in person or by telephone, letter, electronic mail, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have retained the services of Georgeson Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies; and we will pay approximately $11,750 for its services, in addition to a fee of $6.50 per call, a fee of $6.00 per TeleVotetm and reimbursement of its out-of-pocket expenses.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of March 8, 2011, regarding the beneficial ownership of shares of our common stock by (a) each person or entity known by us to own beneficially more than 5% of the outstanding shares of our common stock, (b) each of our “named executive officers,” as described in the 2010 Summary Compensation Table below, (c) each of our director and director nominee, and (d) our directors and executive officers as a group. The address of each of our directors and named executive officers is c/o CEVA, Inc., 1943 Landing Drive, Mountain View, California 94043.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the shares of common stock. The percentages are based on 22,801,028 shares of our common stock outstanding as of March 8, 2011. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 8, 2011 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of common stock indicated.

			Options
			Included in
			Shares
			Beneficially
	Shares Beneficially Owned		Owned
Name of Beneficial Owner	Number	Percent	Number

FMR LLC(1)	2,934,933	12.9%
Janus Capital Management LLC(2)	1,870,149	8.2%
BlackRock, Inc.(3)	1,759,102	7.7%
Austin W. Marxe and David M. Greenhouse(4)	1,699,800	7.5%
Directors and Executive Officers
Eliyahu Ayalon	—	*	—
Zvi Limon	3,250	*	3,250
Bruce A. Mann	155,000	*	155,000
Peter McManamon	395,562	1.7%	42,000
Sven-Christer Nilsson	—	*	—
Louis Silver	—	*	—
Dan Tocatly	3,250	*	3,250
Gideon Wertheizer	246,249	1.1%	246,249
Yaniv Arieli	117,229	*	117,229
Issachar Ohana	47,637	*	47,637
All directors and executive officers as a group (10 persons)	968,177	4.2%	614,615

*	Represents less than 1% of the outstanding shares of common stock.

(1)	FMR LLC and Edward C. Johnson III filed a Schedule 13G/A on February 14, 2011, with the Securities and Exchange Commission, reporting beneficial ownership as of December 31, 2010. The information contained in this table is derived from such filing. The address of the reporting person is 82 Devonshire Street, Boston, MA 02109.

(2)	Janus Capital Management LLC filed a Schedule 13G/A with the Securities and Exchange Commission on February 14, 2011, reporting beneficial ownership of 1,870,149 shares of common stock as of December 31, 2010. The information contained in this table is derived from such filing. The address of the reporting person is 151 Detroit Street, Denver, CO 80206.

(3)	BlackRock, Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 03, 2011, reporting beneficial ownership of 1,759,102 shares of common stock as of December 31, 2010. The information contained in this table is derived from such filing. The address of the reporting person is 40 East 52nd Street, New York, NY 10022.

(4)	Austin W. Marxe and David M. Greenhouse filed a Schedule 13G/A with the Securities and Exchange Commission on February 11, 2011, reporting beneficial ownership of 1,699,800 shares of common stock as of December 31, 2010. As stated in such Schedule 13G/A, Messrs. Marxe and Greenhouse share sole voting and investment power over 157,167 shares of Common Stock owned by Special Situations Cayman Fund, L.P., 137,123 shares of Common Stock owned by Special Situations Technology Fund, L.P., 748,149 shares of Common Stock owned by Special Situations Technology Fund II, L.P. and 657,361 shares of Common Stock owned by Special Situations Fund III QP, L.P.. The address of Messrs. Marxe and Greenhouse is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2010.

	Number of Shares		Number of
	to be Issued Upon	Weighted Average	Securities
	Exercise of	Exercise Price of	Remaining Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
Plan Category	and Rights	and Rights	Compensation Plans

Equity compensation plans approved by security holders
CEVA 2003 Director Stock Option Plan	196,250	$7.60	—
CEVA 2002 Stock Incentive Plan	475,208	$7.66	915,735
CEVA 2000 Stock Incentive Plan	1,369,620	$9.14	— (1)
CEVA 2002 Employee Stock Purchase Plan	n/a	n/a	517,550
Total	2,041,078	$8.65	1,433,285

(1)	The CEVA 2000 Stock Incentive Plan expired prior to December 31, 2010. Prior to its expiration, 20,913 shares of CEVA common stock remained authorized and unissued under the plan, but such shares are unavailable for future issuance.

PROPOSAL 1 — ELECTION OF EIGHT DIRECTORS

Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect as directors the eight nominees named below, all of whom are currently directors of CEVA. Each director will be elected to hold office until the 2012 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve on our board of directors, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

The following table sets forth certain information with respect to our directors as of March 21, 2011:

		Director	Principal Occupation, Other Business Experience and
Name	Age	Since	Other Directorships During the Past Five Years

Eliyahu Ayalon	68	1999	Mr. Ayalon served as chairman of our board of directors from November 2002 to February 2004 and has served as a member of our board of directors since November 1999. Mr. Ayalon also served as our Chief Executive Officer from November 1999 to January 2001. Mr. Ayalon has served as President and Chief Executive Officer of DSP Group, Inc., a publicly traded fabless semiconductor company, from April 1996 until April 2005 and from January 2007 to July 2009. Mr. Ayalon also has served as a member of the board of directors of DSP Group, Inc. since April 1996, as chairman since January 2000 and as executive chairman since April 2005. Mr. Ayalon is also a member of the executive committee of the University Center of Ariel, Israel. We believe Mr. Ayalon’s qualifications to sit on our board include his years of executive experience in the high technology and semiconductor industries, his deep understanding of our company acquired during the 10 plus years of service on our board and his board experience at public and private companies within the semiconductor industry.
Zvi Limon(1)(3)	52	1999	Mr. Limon has served as a member of our board of directors since November 1999. Since 1999, Mr. Limon has been a partner at Magma Venture Capital, a consulting and investment advisory firm. Since 2006, Mr. Limon also has been a general partner of Rimon Investment Fund, a consulting and investment advisory firm. He served as chairman of Limon Holdings Ltd., a consulting and investment advisory firm, from October 1993 to July 2000. Mr. Limon is a director of DSP Group, Inc., Tefron Ltd., a publicly-trade apparels company, and various private companies. He also was a director of GVT (Holding) SA, the parent company of Global Village Telecom in Brazil. We believe Mr. Limon’s qualifications to sit on our board include his years of experience providing strategic and investment advisory services to companies, his understanding of our company acquired during the 10 plus years of service on our board and his board and experience at public and private companies.

		Director	Principal Occupation, Other Business Experience and
Name	Age	Since	Other Directorships During the Past Five Years

Bruce A. Mann(2)	76	2001	Mr. Mann has served as a member of our board of directors since April 2001. Mr. Mann has been a partner of Morrison & Foerster LLP since February 1987. He was a Senior Managing Director of WR Hambrecht & Co., an investment banking firm, from 1999 to 2003. We believe Mr. Mann’s qualifications to sit on our board include his expertise in legal matters acquiring during his 40 plus years of professional services, his ability to bring risk assessment, corporate governance and public company expertise to our board and his extensive legal representation of companies in the high technology and semiconductor industries.
Peter McManamon	62	2003	Mr. McManamon has served as a member of our board of directors since April 2003 and has served as chairman of our board since May 2005. He served as chief financial officer of Parthus Technologies plc from 1993 until March 2001, executive vice president of corporate development of Parthus Technologies plc from March 2001 until November 2002, a member of the board of directors of Parthus Technologies plc from 1993 until November 2002, and was one of the co-founders of Parthus Technologies plc. Since May 2005, Mr. McManamon has served as a venture partner of Atlantic Bridge Ventures, an investment company. He also serves as a director of the National Development Finance Agency, an appointment by the Irish Government, and Openmind Networks, Ltd., a provider of SMS and MMS router solutions for mobile and wholesale operators. We believe Mr. McManamon’s qualifications to sit on our board include his extensive knowledge of our company, products, and strategies through his early involvement with Parthus Technologies, his financial expertise, and his executive management and corporate strategy skills.
Sven-Christer Nilsson(1)(2)(3)	66	2002	Mr. Nilsson has served as a member of our board of directors since November 2002. He served as a member of the board of directors of Parthus Technologies plc from March 2000 until November 2002. Mr. Nilsson has been the Chief Executive Officer of RIPASSO AB since August 1999. Between 1982 and 1999 he held various positions with The Ericsson Group, the telecommunications equipment supplier, including president, Ericsson Radio Systems (Sweden), vice president, Mobile Switching Systems, executive vice president, Cellular Systems-American Standards, and, from 1998, President and Chief Executive Officer. Mr. Nilsson also serves as a director of ASSA Abloy AB, a global locks and security corporation, and Sprint Nextel Corporation. Until March 2009, Mr. Nilsson served as chairman of the board of directors of Swedish ICT Research AB, an industrial research institute. He currently serves as chairman of the board of directors of the (Swedish) Public Service Broadcasting Foundation, and is also a Member of The Royal Swedish Academy of Engineering Sciences. We believe Mr. Nilsson’s qualifications to sit on our board include his executive management roles at The Ericsson Group and his directorship at Sprint Nextel Corporation, as well as his extensive knowledge of our sales channels, competitors, and end markets.

		Director	Principal Occupation, Other Business Experience and
Name	Age	Since	Other Directorships During the Past Five Years

Louis Silver(1)(2)(4)	57	2002	Mr. Silver has served as a member of our board of directors since April 2002. He is a principal of RP Capital Group, an alternative investment firm focused on investment opportunities in EEMEA and has served as an advisor to RP Capital Group since April 2005. From January 2005 until January 2006, he acted as a private banking consultant. From August 2002 until April 2005, he acted as a legal and business development advisor to companies and individuals. From September 1996 until June 2002, he served as an advisor and counsel to Discount Bank & Trust Company. Mr. Silver is also a member of the board of directors of DSP Group, Inc. He was a director of Scopus Video Networks Ltd., a former NASDAQ-listed company, until December 2008. We believe Mr. Silver’s qualifications to sit on our board include his financial expertise, his years of experience providing strategic and investment advisory services to companies and his public company experience by being a board member of DSP Group, a semiconductor company.
Dan Tocatly(4)	51	2004	Mr. Tocatly has served as a member of our board of directors since February 2004. Mr. Tocatly has served as co-chairman of FMR Computers & Software LTD., a software solutions company, since January 2002. Since September 2006, Mr. Tocatly also has been a general partner of Rimon Investment Fund, a consulting and investment advisory firm. Mr. Tocatly served as a principal at Limon Holdings Ltd., a consulting and investment advisory firm, from August 1996 to September 2001. We believe Mr. Tocatly’s qualifications to sit on our board include his financial expertise, and his years of experience providing strategic and investment advisory services to companies.
Gideon Wertheizer	55	2010	Mr. Wertheizer has served as a member of our board of directors since January 2010. He has held the position of our Chief Executive Officer since May 2005. Mr. Wertheizer has 26 years of experience in the semiconductor and Silicon Intellectual Property (SIP) industries. He previously served as our executive vice president and general manager of the DSP business unit. Prior to joining us in November 2002, Mr. Wertheizer held various executive positions at DSP Group, Inc., including such roles as executive vice president - strategic business development, vice president for marketing and vice president of VLSI design. Mr. Wertheizer holds a BsC for electrical engineering from Ben Gurion University in Israel and executive MBA from Bradford University in the United Kingdom. We believe Mr. Wertheizer’s qualifications to sit on our board include his years of executive experience in the high technology and semiconductor industries, as well as his deep understanding of our company, people and products acquired as our Chief Executive Officer.

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominations committee.

(4)	Member of the investment committee.

CORPORATE GOVERNANCE

Board Leadership Structure

Our board of directors has a chairman who is a non-employee director. Our chairman is responsible for chairing board meetings and meetings of stockholders, assisting management in setting the agendas for board meetings, providing information to the board members in advance of meetings and between meetings and providing guidance to our Chief Executive Officer on corporate strategies. Our Chief Executive Officer joined as a member of our board in January 2010. Our Chief Executive Officer is responsible for implementing the strategic direction of the company and the day to day leadership and performance of the company. Our board of directors unanimously appointed our Chief Executive Officer to the board in consideration of the insights he brings to the board in light of his day to day leadership of the company and intimate knowledge of our business and operations.

The Board’s Role in Risk Oversight

Our board of directors utilizes an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, improve long-term organizational performance and enhance stockholder value. The involvement of the full board in setting our business strategy is a key part of its assessment of management’s plans to deal with business risks and determination of what constitutes an appropriate level of risk for the company. While our board has risk oversight responsibility, management is responsible for assessing and managing material risk exposures. Our board’s role in the company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial, legal and regulatory, and strategic and reputational risks. While the full board has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the audit committee and risks that may be implicated by our executive compensation programs are overseen by the compensation committee. Moreover, our nominations committee conducts an annual board assessment and reports its findings to the full board. Upon identification of a risk, the assigned board committee or the full board discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by the board or committee.

Director Independence

Our board of directors has determined that all members of the board, except Mr. Wertheizer, who is our Chief Executive Officer, are independent pursuant to the NASDAQ listing rules. In making this determination, our board of directors considered transactions and relationships between each director or his immediate family and the company and our subsidiaries, including those reported in the section below captioned, “Transactions with Related Parties.” The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. As a result of this review, our board affirmatively determined, based on its understanding of such transactions and relationships, that all of our directors, except Mr. Wertheizer, who is our Chief Executive Officer, are independent under the standards set forth by the NASDAQ listing rules.

Relationships among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

Board of Directors Meetings

Our board of directors met 5 times in meetings or telephonically during 2010. All directors attended at least 75% of the meetings of our board of directors, including meetings of the committees of the board, during the period that they served on our board of directors. It is the policy of our board that the independent directors shall meet separately with no members of management present in executive sessions as appropriate, but no less than twice annually.

Board Committees

Our board of directors has an audit, compensation, and nominations committee — each of which operates under a charter that has been approved by the board. Current copies of each of the audit, compensation and nominations committee’s charters are posted on the corporate governance section of our website, www.ceva-dsp.com.

The primary purpose of the audit committee is to assist the board of directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of CEVA and audits of the financial statements of CEVA. The members of the audit committee are Zvi Limon, Sven-Christer Nilsson and Louis Silver. Mr. Silver serves as the chairman of the audit committee. The audit committee met 6 times in meetings or telephonically during 2010. All of the members of the audit committee are independent as defined by the NASDAQ listing standards and as defined under the independence requirements of Rule 10A-3 under the Exchange Act.

The primary purposes of the compensation committee are to discharge the responsibilities of the board of directors relating to compensation of CEVA’s executive officers, to make recommendations with respect to new incentive compensation and equity-based plans and to make recommendations regarding director compensation and administration of CEVA’s equity compensation plans. The members of the compensation committee are Bruce A. Mann, Louis Silver and Sven-Christer Nilsson. Mr. Mann serves as the chairman of the compensation committee. The compensation committee met 7 times in meetings or telephonically. All of the members of the compensation committee are independent as defined by the NASDAQ listing standards.

The primary purpose of the nominations committee is to recommend to the board of directors the persons to be nominated for election as directors at any meeting of stockholders; develop and recommend to the board of directors a set of corporate governance principles applicable to CEVA and to oversee the evaluation of the board of directors and management. The members of the nominations committee are Zvi Limon and Sven-Christer Nilsson. Mr. Nilsson serves as the chairman of the nominations committee. The nominations committee acted once by unanimous written consent during calendar 2010. All members of the nominations committee are independent, as defined by the NASDAQ listing standards.

Audit Committee

The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•	evaluating the performance of and assessing the qualifications of the independent auditors;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules.

Our board of directors has determined that we do not currently have an “audit committee financial expert” as defined by SEC rules serving on our audit committee. It is difficult for companies of our size to identify and retain an audit committee financial expert. Each member of our audit committee has demonstrated that he is capable of (i) understanding generally accepted accounting principles (“GAAP”) and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves,

(iii) analyzing and evaluating financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert under the rule adopted by the SEC. Given the business experience and acumen of Messrs. Limon, Nilsson and Silver and their long standing service as members of our audit committee, our board of directors believes that they are qualified to carry out all duties and responsibilities of the audit committee, including meeting the financial sophistication standards of NASDAQ listing rules. We are committed to seeking an audit committee member to meet the SEC requirements for an “audit committee financial expert,” but we can provide no assurance that we will be successful in doing so.

Compensation Committee

The compensation committee’s responsibilities include:

•	determining the compensation of the executive officers, including the Chief Executive Officer;

•	reviewing and making recommendations to the board with respect to our cash and equity incentive plans;

•	reviewing and making recommendations to the board with respect to director compensation; and

•	administering CEVA’s equity incentive plans.

Nominations Committee

The nominations committee’s responsibilities include identifying individuals qualified to become board members and recommending to the board the persons to be nominated for election as directors and to each of the board’s committees. The nominations committee assists the board in all matters relating to the establishment, implementation and monitoring of policies and processes regarding the recruitment and nomination of candidates to the board and committees of the board, and the development, evaluation and monitoring of our corporate governance processes and principles. The committee also is responsible for developing, implementing and monitoring compliance of our code of business conduct and ethics, and corporate guidelines and making recommendations to the board of revisions to the code and the guidelines from time to time as appropriate.

Director Candidates

The process to be followed by the nominations committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, the nominations committee only considers candidates who have demonstrated executive experience, have experience in an applicable industry, or significant high level experience in accounting, legal or an applicable technical field. Other criteria will include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominations committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

The nominations committee has adopted a policy of accepting recommendations from stockholders for consideration as potential director candidates. Stockholders who wish to submit a recommendation for potential director candidate for consideration should follow the procedures set forth under “Stockholder Proposals for 2012 annual meeting and Nominations of Persons for Election to the Board of Directors.” Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy materials for the next annual meeting.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominations committee or the board, by following the procedures set forth under “Stockholder Proposals for 2012 annual meeting and Nominations of Persons for Election to the Board of Directors.”

We have not received a director nominee recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

Director Diversity

Our board of directors does not have a formal policy requiring the nominations committee to consider the diversity of directors in its nomination process. Nonetheless, our board values diversity and diversity is one of the factors considered by our nominations committee in the director identification and nomination process. The nominations committee seeks nominees with a broad diversity of experience, professions, education, skills, geographic representation and backgrounds. However, the nominations committee seeks to have a slate of candidates for election that represents a diverse set of views, experiences, and backgrounds.

Communicating with the Independent Directors

The board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the nominations committee, with the assistance of our corporate secretary, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the nominations committee or the corporate secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Board of Directors c/o Corporate Secretary, CEVA, Inc., 1943 Landing Drive, Mountain View, California 94043.

Code of Business Conduct and Ethics

Our board of directors adopted a code of business conduct and ethics. This code applies to all of our employees and is posted on the corporate governance section of our website at www.ceva-dsp.com. The code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as well as NASDAQ rules applicable to issuers listed on the NASDAQ Global Market. The code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers to the code with respect to our executive officers and directors may be granted only by the audit committee. Any waivers to the code with respect to the remainder of the employees may be granted by the corporate compliance officer, which is currently our chief financial officer. Any waivers to the code and any amendments to the code applicable to our Chief Executive Officer, chief financial officer, principal accounting officer, controller or persons performing similar functions, will be posted on our website. Our audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Director Attendance at Stockholder Meetings

We have adopted a guideline providing that, in light of the geographic dispersion of our directors, the directors’ attendance at the annual meeting of stockholders is encouraged but not required. All directors attended the 2010 annual meeting of stockholders in person.

Transactions with Related Parties

One of our directors, Bruce Mann, is a partner of Morrison & Foerster LLP, our outside legal counsel. Aggregate fees paid to Morrison & Foerster LLP for the year ended December 31, 2010 were $294,626.

We have entered into indemnification agreements with each of our directors and executive officers. Such agreements require us to indemnify such individuals to the fullest extent permitted by Delaware law.

Review, Approval or Ratification of Transactions with Related Persons

We have adopted a written policy regarding related person transactions which is incorporated in the charter of the audit committee. Pursuant to this policy, our audit committee must review and approve any such transactions.

Legal Proceedings

To our knowledge, no material proceedings exist to which any director, officer or affiliate of CEVA, any owner of record or beneficially of more than 5% of any class of voting securities of CEVA, or any associate of any such director, officer, affiliate of CEVA, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by reporting persons pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons that no Form 5 filing was required for such persons, we believe that, during 2010, all filings required to be made by our reporting persons in accordance with the requirements of the Exchange Act were made.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview of Compensation Philosophy and Objectives

We operate in a very competitive, dynamic and challenging industry. The compensation committee, which establishes our compensation policy, seeks to achieve the following three broad goals in connection with our executive compensation program:

•	enable CEVA to attract and retain qualified executive officers;

•	create a performance-oriented environment by rewarding executive officers for the achievement of CEVA’s business objectives and/or achievement of an individual executive officers’ particular area of responsibility; and

•	provide executive officers with equity incentives in CEVA so as to link a portion of an executive officer’s compensation with the performance of CEVA’s common stock.

We believe that our executive officers’ compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and ultimately the management of the company by our executive officers. Our policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain key personnel, while providing incentives to maximize long-term value for our company and our stockholders. We further believe that our executive officers’ total annual cash compensation should vary with the company’s performance and that the higher an executive officer’s level of responsibility within the company, the greater the percentage of such executive officer’s compensation should be tied to the company’s performance. However, notwithstanding the above principles, we rely upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer.

The compensation committee, which is comprised solely of independent, non-employee board members, has the authority and responsibility to establish our overall compensation strategy, including reviewing, analyzing and approving the compensation structure for our Chief Executive Officer, our executive and non-executive officers and other key employees each fiscal year; and administer our incentive compensation and benefit plans, 401(k) plan, and stock option and purchase plans. The compensation committee regularly updates the board of directors with respect to its undertakings in establishing the company’s overall compensation strategy. Messrs. Mann, Silver and Nilsson were the members of the compensation committee in 2010 with Mr. Mann as the chair.

Role of Chief Executive Officer and Compensation Consultants in Compensation Decisions

In its annual review of each executive officer’s total compensation, the compensation committee takes into consideration the assessment of the performance of each executive officer by Mr. Wertheizer, our Chief Executive Officer (other than his own performance, which is reviewed solely by the compensation committee), their accomplishments, and individual and corporate performance of each such executive officer, including Mr. Wertheizer’s recommendation with respect to salary adjustments and annual option award amounts. Mr. Wertheizer’s recommendations are generally approved by the compensation committee.

The charter of the compensation committee authorizes the committee to engage the services of consultants to assist in the determination of our executive officers’ compensation. Pursuant to this authorization, the compensation committee engaged the services of Compensia, a compensation consultant, in 2010 to provide the committee with general comparative information about executive compensation of peer companies, general observations about the compensation elements of executive officers of peer companies, and general observations about our executive compensation program before deliberating on the specific parameters of the 2010 Executive Bonus Plan applicable for our Chief Executive Officer and Chief Financial Officer. Compensia did not recommend any specific compensation elements for our executive officers or specific parameters for the 2010 Executive Bonus Plan. Other than the specific engagement discussed above, Compensia did not provide any additional services to the company in 2010. No member of the compensation committee or management has any affiliation with Compensia.

Principal Elements of Executive Compensation

Compensation of our executive officers consists of three principal components: base salary, annual cash award and long-term equity incentive compensation consisting of stock option grants.

Base Salary.  The base salaries of our executive officers are reviewed annually and are set by the compensation committee. Base salaries for executive officers, including the Chief Executive Officer, are generally determined on an individual basis by evaluating (i) the executive’s scope of responsibility and changes in job responsibility, performance, prior employment experience and salary history; (ii) our financial performance, including changes in our revenues and profits, during the year; (iii) competitive market conditions for executive compensation; and (iv) internal consistency within our salary structure. Since January 2008, the base salaries of Messrs. Wertheizer and Arieli are denominated in New Israeli Shekel (NIS) in consideration that both executive officers reside in Israel. The base salaries of Messrs. Wertheizer and Arieli have remained the same since 2007 and Mr. Ohana’s base salary has remained the same since 2008. The differences in base salaries in 2008, 2009 and 2010 shown in the 2010 Summary Compensation Table on page 21 of this proxy statement for Messrs. Wertheizer and Arieli reflect currency exchange differences between the U.S. dollar and NIS in 2008, 2009 and 2010 as their base salaries are denominated in NIS. In January 2011, in consideration of the competitive market conditions for executives in Israel and the U.S., the information provided to the compensation committee by Compensia and the lack of salary increases in recent years, the compensation committee approved an increase of approximately 4% for the 2011 base salaries of Messrs. Wertheizer, Arieli and Ohana.

Annual Cash Award.  The compensation committee believes that an annual cash award component for compensation to supplement base salaries of executive officers provides an important incentive to the achievement of corporate goals. As a result, the compensation committee established a 2010 Executive Bonus Plan for Messrs. Wertheizer and Arieli. Under such bonus plan, (a) twenty-five percent of the bonus payable to each of Messrs. Wertheizer and Arieli may be payable if both the 2010 non-GAAP revenue goal of $42.5 million and non-GAAP operating income goal of $9.8 million, both based on the company’s internal 2010 budget approved by our board of directors, were achieved; and (b) the other seventy-five percent of the bonus payable to each of Messrs. Wertheizer and Arieli would be payable at the sole discretion of the compensation committee based on such tangible and intangible individual performance factors as it considered appropriate. The bonus payable to each of Messrs. Wertheizer and Arieli was capped at seven-five percent and fifty percent of their respective base salaries for 2010. Notwithstanding the general parameters of the 2010 Executive Bonus Plan, the compensation committee considered the small size of our management team and the benefits offered by some flexibility in the bonus plan and recognized that the long-term success of the company is achieved by the attainment of various strategic goals and not singular focus on specific financial metrics. As a result, the compensation committee concluded that in the event circumstances not in the ordinary course of business and unforeseen at the time of the establishment of 2010 Executive Bonus Plan arise, subject to the approval of the company’s board of directors, the compensation committee had the discretion, if it is deemed to be in the company’s best interests and the best interests of our stockholders, to (i) award all or a portion of the twenty-five percent of the cash bonus based on revenue and operating income goals whether or not the financial goals were achieved, (ii) award only a portion or none of such twenty-five percent of the cash bonus notwithstanding the achievement of the financial goals or (iii) otherwise make adjustments to the metrics for awarding such twenty-five percent of the cash bonus. The compensation committee did not set specific individual performance goals for Messrs. Wertheizer and Arieli with respect to the seventy-five percent of the bonus associated with individual performance factors. Nonetheless, the compensation committee considered the following factors, among others, in evaluating the performance of each of Messrs. Wertheizer and Arieli with respect to the seventy-five percent of the bonus associated with individual performance factors: (1) changes in revenues and net income from the previous year; (2) changes in our market share as compared both to our industry peers and to the previous year; (3) changes in the stock price of our common stock as compared both to our industry peers and to the previous year; (4) his contribution to an enhanced research and development, sales and marketing and investor relations strategies in response to changing market trends; and (5) the time and effort that each individually applied in connection with the execution of his duties. However, the compensation committee did not consider any specific performance goals, did not assign a particular weight to any individual performance factor or consider a particular performance factor as the primary determinant. The determination by the compensation committee of the achievement of individual performance factors by either Messrs. Wertheizer or Arieli was necessarily subjective. Because no particular performance factor was a primary determinant and the compensation committee considered a number of various factors, we do not believe it is useful to an investor to list such factors.

In January 2011, the compensation committee determined that the 2010 revenue and operating income goals, as well as the individual performance goals, under the 2010 Executive Bonus Plan were achieved. As a result, the compensation committee approved the payment of an annual bonus of NIS 838,530 (approximately U.S.$227,861, based on the currency exchange ratio on the date of approval of the bonus by the board) and NIS 369,162 (approximately U.S.$100,316, based on the currency exchange ratio on the date of approval of the bonus by the board), to each of Messrs. Wertheizer and Arieli, respectively. In addition to the payment of bonuses under the 2010 Executive Bonus Plan, our board, after consultation with the compensation committee, further approved the payment of an additional one-time bonus payment of NIS 279,510 (approximately U.S.$75,954, based on the currency exchange ratio on the date of approval of the bonus by the board), equal to 25% of Mr. Wertheizer’s 2010 base salary, to Mr. Wertheizer. Our board approved such additional one-time bonus payment to Mr. Wertheizer in consideration of the company’s positive 2010 financial results, including the increase in royalty revenues of 41% in comparison to 2009, growth in profitability, strong stock performance, significant increases in market share in DSPs for cellular baseband to 36% and CEVA’s DSP architecture becoming the world’s leading DSP architecture deployed in cellular baseband processors, and the addition of strategic customers in the LTE space.

In January 2011, the compensation committee approved a 2011 Executive Bonus Plan for Messrs. Wertheizer and Arieli. Similar to the 2010 Executive Bonus Plan, the payment of bonuses thereunder is based on achievement of 2011 financial goals based on the 2011 budget of the company approved by our board and the achievement of individual performance goals. However, in consideration of the merits of having greater certainty about the portion of bonuses payable upon the achievement of the company’s financial goals under the plan, 50% of the bonuses payable to each of Messrs. Wertheizer and Arieli under the 2011 Executive Bonus Plan are payable if the 2011 financial goals are achieved rather than 25% under the 2010 Executive Bonus Plan. Specifically, under the 2011 Executive Bonus Plan, (a) fifty percent of the bonus payable to each of Messrs. Wertheizer and Arieli may be payable if both the 2011 non-GAAP revenue goal and non-GAAP operating income goal, both based on the company’s internal 2011 budget approved by our board of directors, are achieved; and (b) the other fifty percent of the bonus payable to each of Messrs. Wertheizer and Arieli would be payable at the sole discretion of the compensation committee based on such tangible and intangible individual performance factors as it considers appropriate. The bonus payable to each of Messrs. Wertheizer and Arieli are capped at seven-five percent and fifty percent of their respective base salaries for 2011. Notwithstanding the general parameters of the 2011 Executive Bonus Plan, the compensation committee considered the small size of our management team and the benefits offered by some flexibility in the bonus plan and recognized that the long-term success of the company is achieved by the attainment of various strategic goals and not singular focus on specific financial metrics. As a result, the compensation committee concluded that in the event circumstances not in the ordinary course of business and unforeseen at the time of the establishment of 2011 Executive Bonus Plan arise, subject to the approval of the company’s board of directors, the compensation committee has the discretion, if it is deemed to be in the company’s best interests and the best interests of our stockholders, to (i) award all or a portion of the fifty percent of the cash bonus based on revenue and operating income goals whether or not the financial goals are achieved, (ii) award only a portion or none of such fifty percent of the cash bonus notwithstanding the achievement of the financial goals or (iii) otherwise make adjustments to the metrics for awarding such fifty percent of the cash bonus. The determination by the compensation committee of the achievement of individual performance factors by either Messrs. Wertheizer or Arieli is necessarily subjective. Due to their strategic significance, the company believes that the disclosure of the 2011 non-GAAP revenue goal and non-GAAP operating income goal under the 2011 Executive Bonus Plan would cause competitive harm to the company and are therefore not disclosed.

Long-Term Incentive Compensation.  Stock options are generally an element of the compensation packages for our executive officers. However, no stock options were granted to our executive officers in 2010. Nonetheless, the compensation committee recognizes that stock options provide an incentive for our executive officers to maximize stockholder value because such options are rewards for our executive officers only to the extent that our stockholders also benefit. The compensation committee further believes that it is to our advantage to increase our executive officers’ interest in our future performance, as these employees share the primary responsibility for CEVA’s management and growth. In consideration of the foregoing and recognizing that no stock options were granted in 2010, in January 2011, the compensation committee granted options to purchase 60,000, 30,000 and 30,000 shares of our common stock to Messrs. Wertheizer, Arieli and Ohana, respectively.

Compensation of Chief Executive Officer.  The determination by the compensation committee of the remuneration of Mr. Wertheizer in 2010 generally was based upon methods consistent with those used for our other executive officers. The compensation committee believes that the salary and long-term incentive compensation paid to Mr. Wertheizer in 2010 were appropriate based on our compensation policy.

Compensation of Executive Vice President, Worldwide Sales.  The annual cash compensation payable to Mr. Ohana is comprised of base salary, as determined in accordance with the criteria discussed above for all executive officers, and commission-based cash bonus payable quarterly based on the criteria discussed below.

The process for setting the annual revenue target for Mr. Ohana’s incentive plan begins with a discussion by our Chief Executive Officer and Chief Financial Officer of the strategic and operating plans for the relevant fiscal year. Our compensation committee reviews such objectives and subject to any further adjustments, approves them. The annual revenue target set for Mr. Ohana’s incentive plan generally requires significant effort by Mr. Ohana to achieve. For 2010, Mr. Ohana’s commission-based cash bonus was based on a formula using a 2010 annual revenue target of $43 million multiplied by a specified commission rate. A commission multiplier of 1.0 was applied to the commission rate based on 0% to 100% achievement of the 2010 annual revenue target. A commission multiplier of 1.5 was applied to the commission rate based on the achievement of the 2010 annual revenue target beyond 100%. The 2010 annual revenue target was based on the company’s internal 2010 budget as approved by our board of directors. Mr. Ohana’s cash bonus based on the achievement of the 2010 annual revenue target was capped at $115,000. In addition, Mr. Ohana was eligible to receive an additional quarterly bonus of $5,000 each if specified quarterly revenue targets based on the 2010 annual revenue target were achieved. The specified quarterly revenue targets for 2010 were: (i) first quarter of 2010: $10,550,000; (ii) second quarter of 2010: $10,000,000; (iii) third quarter of 2010: $11,000,000; and (iv) fourth quarter of 2010: $11,450,000. Furthermore, Mr. Ohana was eligible to receive an additional bonus of $5,000 each time he successfully executed a license agreement with a specified strategic customer that exceeded $1 million, not including prepaid royalties. The 2010 strategic account bonus was capped at $20,000 if we failed to achieve the 2010 annual revenue target but Mr. Ohana would not be subject to any cap if the 2010 annual revenue target was achieved.

For 2010, Mr. Ohana achieved 104% of his annual revenue target and his aggregate commission-based cash bonus was $123,000. Due to their strategic significance, the company believes that the disclosure of the commission rate and specified strategic customer accounts under Mr. Ohana’s 2010 incentive plan would cause competitive harm to the company and are therefore not disclosed.

In January 2011, the compensation committee approved Mr. Ohana’s 2011 incentive plan which have the same parameters as the 2010 incentive plan except for different dollar figures for the 2011 annual revenue target, the 2011 quarterly revenue targets and the specified large customer accounts. The 2011 annual revenue target is based on the company’s internal 2011 budget as approved by our board of directors. In accordance with Mr. Ohana’s 2011 incentive plan, his bonus is based on a formula using the 2011 annual revenue target multiplied by a specified commission rate. A commission multiplier of 1.0 is applied to the commission rate based on 0% to 100% achievement of the 2011 annual revenue target. A commission multiplier of 1.5 is applied to the commission rate based on the achievement of the 2011 annual revenue target beyond 100%. Mr. Ohana’s bonus based on the achievement of the 2011 annual revenue target is capped at $115,000. In addition, Mr. Ohana is eligible to receive an additional quarterly bonus of $5,000 each if specified quarterly revenue targets based on the 2011 annual revenue target are achieved. Furthermore, Mr. Ohana is eligible to receive an additional bonus of $5,000 each time he successfully executes a license agreement with a specified strategic customer that exceeds one million dollars (not including prepaid royalties). The 2011 strategic account bonus is capped at $20,000 if the Company fails to achieve the 2011 annual revenue target but Mr. Ohana would not be subject to any cap if the 2011 annual revenue target is achieved. Due to their strategic significance, the company believes that the disclosure of the 2011 annual revenue target, the 2011 quarterly revenue target, the commission rate and specified strategic customer accounts under Mr. Ohana’s 2011 incentive plan would cause competitive harm to the company and are therefore not disclosed.

Equity Incentive Programs

We intend that our stock award program is the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our stock award program as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of our common stock, we have always believed that granting stock options is the best method of motivating the executive officers to manage our company in a manner that is consistent with the interests of our company and our stockholders. In order to promote a longer term management focus and to provide an incentive for continued employment with us, stock options generally become exercisable over a four-year period, with the exercise price being equal to the fair market value of our common stock on the date of grant. The size of the option grant made to each executive officer is based upon the following factors:

•	an evaluation of the executive officer’s past performance;

•	the total compensation being paid to the executive officer;

•	the anticipated value of the executive officer’s contribution to our future performance;

•	the executive officer’s scope of responsibility;

•	the executive officer’s current position with us;

•	the number of options awarded to the executive officer during previous fiscal years and the vesting status of such options;

•	comparability with option grants made to our other executive officers; and

•	comparability with option positions of similarly situated executive officers at peer companies.

During 2010, no stock options were granted to our executive officers and employees generally, other than new hires.

Timing of Grants.  Equity incentive awards to our executive officers and other key employees are typically granted annually in conjunction with the review of the individual performance of our executive officers. Stock options are not necessarily granted to each executive officer during each year. Grants of stock options to newly hired executive officers who are eligible to receive them generally are made at the next regularly scheduled compensation committee meeting following their hire date.

Stock Ownership Guidelines.  We do not currently require our executive officers and members of our board to own a minimum number of shares of our common stock. The compensation committee is satisfied that stock and option holdings among our executive officers and directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

Retirement Benefits and Perquisites

We generally do not offer any retirement benefits to our executive officers located in Israel, except to the extent certain social benefits required pursuant to Israeli labor laws or are common practice in Israel, which are applicable to all Israeli employees, may substitute as retirement benefits. Specifically, based on Israeli labor laws, an Israeli employee is entitled to severance pay upon termination of employment for any reason, including retirement, based on the most recent monthly salary of such employee multiplied by the number of years of employment of such employee. We make a payment of 8.333% of each employee’s monthly base salary to an insurance or pension fund to pay for this future liability payable to our employees upon termination of their employment. In addition, we make a payment of 5% of each employee’s monthly base salary to another insurance or pension fund, and this accrued amount may be withdrawn by the employee only upon retirement. We generally provide all of our Israeli employees with a car for business-related purposes and pay the associated expenses (excluding personal taxes on such benefit). Also, as is customary in Israel applicable to all Israeli employees, we provide our Israeli employees with a certain amount of monthly contributions (7.5% of their base salary) for the benefit of each employee’s study and training purposes. The amounts of the above referenced benefits contributed by us to each of Messrs. Wertheizer and Arieli in 2010 are specified in the 2010 All Other Compensation Table on page 19 of this proxy statement.

In addition, we provide our U.S. employees, including Issachar Ohana, our only U.S.-based executive officer, with participation in our 401(k) plan. We provided a 100% match to any contribution made by participants to the 401(k) plan in 2010, subject to a maximum of 6% of the participant’s compensation and specified IRS limits. The matching amount contributed by us to Mr. Ohana is shown in the 2010 All Other Compensation Table on page 19 of this proxy statement.

We currently do not provide any material benefits to our executive officers that are not generally available to our employees.

Employment Agreements and Post-Termination Protection

The compensation committee also recognizes that, from time to time, it is appropriate to enter into agreements with certain key employees to ensure that we continue to retain their services and to promote stability and continuity within our company. Moreover, employment agreements are generally customary for employees residing in Israel. We have entered into employment agreements with our executive officers. The varied terms of their employment agreements reflect the importance of retaining their services and their potential contributions to the attainment of our long-term goals. None of the employment agreements with our executive officers provide for tax gross ups and none includes any “single trigger” change-in-control provisions. The employment agreements with our executive officers are described starting on page 21 of the proxy statement.

Financial Restatements

The compensation committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our compensation committee believes that this issue is best addressed when the need actually arises, when all of the facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Chief Executive Officer and its four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, is not subject to the deduction limitation if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limitation, if, among other things, the option was issued under a plan approved by the stockholders and such plan provides a limit on the number of shares that may be issued under the plan to any individual. Our 2000 Stock Incentive Plan and 2002 Stock Incentive Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under those plans will qualify as performance-based compensation which will not be subject to the $1 million limitation. The compensation committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Internal Revenue Code when the committee believes that such payments are appropriate and in the best interests of our stockholders, after taking into account changing business conditions or the executive officer’s performance. In addition, the compensation committee cannot ensure that compensation intended to qualify for deductibility under Section 162(m) will in fact be deductible because: (1) a number of requirements must be satisfied in order for the compensation to qualify; and (2) uncertainties as to the application and interpretation surrounding this section currently exist.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors of CEVA, Inc.:

Bruce A. Mann (Chair)
Sven-Christer Nilsson
Louis Silver

2010 Summary Compensation

The following table sets forth the total compensation awarded to, earned by or paid to our principal executive officer, principal financial officer and the only other executive officer whose total compensation in fiscal year 2010 exceeded $100,000 for the periods presented below. We refer to these executive officers as our “named executive officers.”

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)(1)	($)	($)	($)(2)	($)(1)(3)	($)	($)(4)		($)

Gideon Wertheizer	2010	299,767	—	—	205,047	310,567	—	112,973		1,033,874
Chief Executive Officer	2009	286,345	—	—	412,245	224,111	—	77,889		1,000,590
	2008	315,655	—	—	385,699	132,000	—	116,377		949,731
Yaniv Arieli	2010	197,960	—	—	104,160	102,500	—	84,601		489,221
Chief Financial Officer	2009	189,065	—	—	199,007	148,470	—	66,040		602,582
	2008	208,410	—	—	181,513	87,000	—	82,446		559,369
Issachar Ohana	2010	248,000	—	—	95,741	—	—	195,682	(5)	539,423
Executive Vice President,	2009	248,000	—	—	187,382	—	—	145,483	(5)	581,315
Worldwide Sales	2008	248,000	—	—	171,097	—	—	159,916	(5)	579,013

(1)	Messrs. Wertheizer and Arieli’s 2010, 2009 and 2008 base salaries and annual cash awards made pursuant to our 2010, 2009 and 2008 Executive Bonus Plans were denominated in New Israeli Shekel (NIS). The NIS amounts were translated into the U.S. dollar at the exchange rate of NIS into the U.S. dollars at the time of payment or accrual. The base salaries of Messrs. Wertheizer and Arieli were NIS 1,118,040 and NIS 738,324, respectively, for each of 2008, 2009 and 2010. The differences in base salaries for 2008, 2009 and 2010 shown in the table above for Messrs. Wertheizer and Arieli reflect currency exchange differences between the U.S. dollar and NIS in 2008, 2009 and 2010 as their base salaries are denominated in NIS.

(2)	The amounts shown in this column do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the aggregate grant date fair value of the awards based on FASB ASC No. 718, “Stock Compensation” (“FASB ASC No. 718”).

(3)	The amounts set forth relate to annual cash awards made pursuant to our 2010, 2009 and 2008 Executive Bonus Plans. For more information, see the discussion in the CD&A on page 13 under the caption “Annual Cash Award.”

(4)	See the table captioned “2010 All Other Compensation” below for greater detail.

(5)	The amounts set forth for Mr. Ohana includes commission-based cash bonus award made pursuant to Mr. Ohana’s 2010, 2009 and 2008 Incentive Plans. For more information, see the discussion in the CD&A on page 15 under the caption “Compensation of Executive Vice President, Worldwide Sales.”

2010 All Other Compensation

The following table sets forth all other compensation awarded to, earned by or paid to each of our named executive officers during fiscal year 2010. The NIS amounts relating to the 2010 all other compensation for Messrs. Wertheizer and Arieli are translated into the U.S. dollar at the exchange rate of NIS into the U.S. dollars at the time of payment or accrual.

	Perquisites
	and Other			Israeli	Health	Company		Israeli
	Personal	Car	Sales	Social	Insurance	Contributions	Study	Social
	Benefits	Allowance	Commission	Benefits	Benefits	to 401(k) Plan	Fund	Insurance	Total
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)(7)	($)(8)	($)

Gideon Wertheizer	2,084	24,308	—	50,411	—	—	22,482	13,688	112,973
Yaniv Arieli	1,818	19,428	—	34,852	—	—	14,847	13,656	84,601
Issachar Ohana	—	—	158,103	—	22,880	14,700	—	—	195,682

(1)	See the table captioned “2010 Perquisites” below for greater detail.

(2)	As is customary in Israel applicable generally to all Israeli employees, we provide a car allowance for expenses relating to the use and maintenance of the car (excluding personal taxes on such benefit).

(3)	Relates to commission-based cash bonus award made pursuant to Mr. Ohana’s 2010 Incentive Plan.

(4)	Based on Israeli labor laws, an Israeli employee is entitled to severance pay upon termination of employment for any reason, including retirement, based on the most recent monthly base salary (per specific criteria) of such employee multiplied by the number of years of employment of such employee. We make a payment of 8.333% of each employee’s monthly base salary to an insurance or pension fund to pay for this future liability payable to our employees upon termination of their employment, taking into account the amounts already deposited in the insurance or pension fund. In addition, we make a payment of 5% of each employee’s monthly base salary to another insurance or pension fund, and this accrued amount may be withdrawn by the employee only upon retirement. The amounts represent the above referenced contributions, as well as other Israeli social benefit-related contributions, we made on behalf of each of Messrs. Wertheizer and Arieli.

(5)	Represents the value of the health insurance benefits provided to Mr. Ohana and his family, including general health PPO program, vision, dental, disability and life insurance. Similar health insurance benefits generally are provided to all of our U.S.-based employees.

(6)	We provided our U.S. employees, including Mr. Ohana, our only U.S.-based executive officer, with a 100% match to any contribution made by the participants in our 401(k) plan in 2010, subject to a maximum of 6% of the participant’s compensation and specified IRS limits. This amount represents the matching amount contributed by us to Mr. Ohana’s 401(k) account.

(7)	As is customary in Israel applicable to all Israeli employees, we provide our Israeli employees with a certain amount of monthly contributions (7.5% of their base salary) for an employee’s study and training purposes, which amounts contributed by us to Messrs. Wertheizer and Arieli in 2010 are as specified.

(8)	Based on Israeli labor laws, the Israeli Social Security Institute is entitled to monthly tax payments with an annual cap of $13,688 per employee paid by us for Mr. Wertheizer and $13,656 paid by us for Mr. Arieli in 2010.

2010 Perquisites

The following table sets forth the perquisites provided to each of our named executive officers during fiscal year 2010.

	Meal	Total Perquisites and
	Expenses	Other Personal Benefits
Name	($)	($)

Gideon Wertheizer	2,084 (1)	2,084
Yaniv Arieli	1,818 (1)	1,818

(1)	Represents amounts for reimbursement of meal expenses incurred by each of Messrs. Wertheizer and Arieli for work-related purposes.

2010 Grants of Plan Based Awards

No equity awards were granted to Messrs. Wertheizer, Arieli and Ohana in 2010.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table sets forth information concerning the options held by each of our named executive officers as of December 31, 2010. None of Messrs. Wertheizer, Arieli or Ohana had any stock awards outstanding at fiscal year-end 2010.

	Option Awards
					Equity
					Incentive
					Plan Awards:
	Number of		Number of		Number of
	Securities		Securities		Securities
	Underlying		Underlying		Underlying
	Unexercised		Unexercised		Unexercised	Option
	Options		Options		Unearned	Exercise	Option
	(#)(3)		(#)(3)		Options	Price	Expiration
Name	Exercisable		Unexercisable		(#)	($)(12)	Date

Gideon Wertheizer	34,166(2	)(5)	5,834(2	)(5)	—	9.10	7/24/2014
	167,916(2	)(6)	92,084(2	)(6)	—	9.80	5/20/2015
	15,000(2	)(7)	25,000(2	)(7)	—	8.03	6/01/2016
Yaniv Arieli	39,000(1	)(4)	—		—	5.55	7/19/2012
	833(2	)(5)	2,917(2	)(5)	—	9.10	7/24/2014
	53,750(2	)(6)	42,500(2	)(6)	—	9.80	5/20/2015
	9,375(2	)(7)	15,625(2	)(7)	—	8.03	6/01/2016
Issachar Ohana	5,625(2	)(8)	563(2	)(8)	—	7.22	1/25/2014
	27,500(2	)(6)	42,500(2	)(6)	—	9.80	5/20/2015
	9,375(2	)(7)	15,625(2	)(7)	—	8.03	6/01/2016

(1)	The options were granted pursuant to our 2002 Stock Incentive Plan.

(2)	The options were granted pursuant to our 2000 Stock Incentive Plan.

(3)	Each option shall vest and become exercisable as to 25% of the underlying shares subject to the option on the first anniversary of the grant date and 1/48th each month thereafter. All options have a maximum term of 7 or 10 years.

(4)	Granted on 7/19/2005, vest and become exercisable as to 25% of the underlying shares subject to the option on 7/19/2006 and 1/48th each month thereafter. Options have a maximum term of 7 years.

(5)	Granted on 7/24/2007, vest and become exercisable as to 25% of the underlying shares subject to the option on 7/24/2008 and 1/48th each month thereafter. Options have a maximum term of 7 years

(6)	Granted on 5/20/2008, vest and become exercisable as to 25% of the underlying shares subject to the option on 5/20/2009 and 1/48th each month thereafter. Options have a maximum term of 7 years..

(7)	Granted on 6/01/2009, vest and become exercisable as to 25% of the underlying shares subject to the option on 6/01/2010 and 1/48th each month thereafter. Options have a maximum term of 7 years.

(8)	Granted on 1/25/2007, vest and become exercisable as to 25% of the underlying shares subject to the option on 1/25/2008 and 1/48th each month thereafter. Options have a maximum term of 7 years.

(9)	All options were granted at fair market value on the grant date as reported on NASDAQ.

2010 Option Exercises and Stock Vested

The following table sets forth information for each of the named executive officers with respect to the exercise of options to purchase shares of our common stock during 2010 and the number and value of options outstanding as of December 31, 2010. None of our named executive officers has received any stock awards and therefore no shares were acquired upon vesting of any stock awards.

	Option Awards(1)
	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise
Name	(#)	($)

Gideon Wertheizer	147,500	1,833,368
Yaniv Arieli	75,000	893,160
Issachar Ohana	153,813	1,233,830

(1)	Reflects exercise of stock options received pursuant to our 2000 Stock Incentive Plan and 2002 Stock Incentive Plan. The value realized on exercise represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

Nonqualified Deferred Compensation

We do not provide any nonqualified defined contribution or other deferred compensation plans to our Named Executive officers.

Employment Agreements

On November 1, 2002, we entered into employment agreements, as amended, with Messrs. Wertheizer and Ohana. Pursuant to the employment agreements, both Mr. Ohana and Mr. Wertheizer were entitled to an annual base salary of $200,000, as well as a bonus to be determined at the discretion of the compensation committee of our board of directors in the case of Mr. Wertheizer, and a commission-based bonus based on guidelines described in greater detail in the Compensation Analysis and Discussion section in the case of Mr. Ohana. In consideration of Mr. Wertheizer’s residency in Israel, starting in January 2008, Mr. Wertheizer’s base salary has been denominated in New Israeli Shekels (NIS). Pursuant to increases after execution of the employment agreement that were approved by our board of directors, Mr. Wertheizer’s current annual base salary is NIS 1,162,800.

Although each employment agreement is for an indefinite term, the employment of each of Messrs. Wertheizer and Ohana will be terminable at any time by us, other than for cause, upon the determination of our board of directors with not less than 30 days notice or by the individual with notice of not less than nine months in the case of Mr. Wertheizer and six months in the case of Mr. Ohana. If our board of directors determines that an individual has failed to perform his reasonably assigned duties and upon written notice from us, we are required to give notice or a cure period of not less than nine months in the case of Mr. Wertheizer and six months in the case of Mr. Ohana prior to termination. If either of Messrs. Wertheizer or Ohana resigns for good reason or if we, or an acquiring or succeeding corporation after a change in control of our company, terminate him, other than for cause, then he will be entitled to the compensation, including medical and, to the extent applicable, pension benefits, to which he would otherwise have been entitled had he remained employed by us for two years, and his options will vest in full. If either of Messrs. Wertheizer or Ohana voluntarily terminates his employment after providing the requisite notice period of nine months in the case of Mr. Wertheizer and six months in the case of Mr. Ohana, he will be entitled to the compensation, including medical and, to the extent applicable, pension benefits, to which he would otherwise have been entitled during the notice period. If the employment of either of Messrs. Wertheizer or Ohana is terminated by death, his options will vest in full.

In connection with Mr. Ohana’s relocation from Israel to the U.S., which we believed to be a necessary strategic move, we amended Mr. Ohana’s employment agreement, effective as of July 22, 2003, to provide Mr. Ohana with certain relocation benefits, including a monthly housing rental allowance of up to $48,000, reimbursement of travel expenses he or his family incurs for two trips between Israel and the U.S annually, and a one-time relocation grant of $25,000 to cover costs incurred in relocating. On November 1, 2007, Mr. Ohana’s employment agreement was further amended to add certain technical provisions associated with Section 409A of the Internal Revenue Code of 1986, as amended. The amendment also eliminated Mr. Ohana’s relocation benefits provided in the amendment effective as of July 22, 2003, in return for an increase in Mr. Ohana’s annual base salary in the amount of such relocation benefits so that Mr. Ohana’s overall compensation remained the same. Pursuant to increases after the execution of the employment agreement that were approved by our board of directors, Mr. Ohana’s current annual salary is $258,000.

On August 18, 2005, we entered into an employment agreement with Mr. Arieli. Pursuant to the employment agreement, Mr. Arieli was entitled to a salary of $126,000, as well as an annual overtime payment of $14,000. In consideration of Mr. Arieli’s residency in Israel, starting in January 2008, Mr. Arieli’s base salary has been denominated in New Israeli Shekels (NIS). Pursuant to increases after execution of the employment agreement which were approved by our board of directors, Mr. Arieli’s current annual salary is NIS 691,200 and annual overtime payment is NIS 76,800. Upon the termination of his employment, Mr. Arieli will be entitled to severance benefits in accordance with the laws of the State of Israel. The employment agreement was effective as of August 1, 2007 and shall continue in effect until terminated in accordance with its terms. The employment of Mr. Arieli may be terminable at any time by either party and for any reason with six months prior written notice. If we terminate Mr. Arieli’s employment without providing the requisite notice period, Mr. Arieli will be entitled to an amount equal to six months of his then applicable monthly base salary. In May 2007, to provide consistency with the employment agreements of Messrs. Wertheizer and Ohana, our board of directors determined that if Mr. Arieli resigns for good reason or if the company, or an acquiring or succeeding corporation after a change in control of our company, terminates him, other than for cause, then Mr. Arieli’s then outstanding options would vest in full. Other than the acceleration of outstanding option grants, Mr. Arieli’s employment agreement does not provide for any additional compensation in the event of a change in control of our company.

Potential Payments Upon Termination or Change of Control

The following table sets forth the amount of compensation to each of Messrs. Wertheizer, Ohana and Arieli in the event termination of such executive officer’s employment or a change in control of our company occurred as of December 31, 2010. The calculations for Messrs. Wertheizer and Arieli are based on the exchange rate of NIS into the U.S. dollars at December 31, 2010.

						Termination
		Voluntary				w/o Cause or
		Termination by	Termination by			for Good Reason
		Employee After	Company After	Termination	Termination	Within 12 Months
	Termination	Provision of	Provision of	Upon Death	w/o Cause or	of Change
Name: Gideon Wertheizer	for Cause	Requisite Notice	Requisite Notice	of Employee	for Good Reason	in Control

Base Salary	$—	$236,272	$630,059	$—	$630,059	$630,059
Options(1)	$—	$—	$1,363,556	$1,363,556	$1,363,556	$1,363,556
Study fund	$—	$19,681	$52,484	$—	$52,484	$52,484
Israeli Social Benefits	$—	$38,144	$101,716	$—	$101,716	$101,716
Accrued Vacation Pay	$363,776	$363,776	$363,776	$363,776	$363,776	$363,776
Total	$363,776	$657,873	$2,511,591	$1,727,332	$2,511,591	$2,511,591

(1)	The value realized is based on the difference between the exercise price of the stock options with acceleration of vesting and the closing price of our common stock on December 31, 2010 (the last trading day of fiscal 2010).

						Termination
		Voluntary				w/o Cause or
		Termination by	Termination by			for Good Reason
		Employee After	Company After	Termination	Termination	Within 12 Months
	Termination	Provision of	Provision of	Upon Death	w/o Cause or	of Change
Name: Issachar Ohana	for Cause	Requisite Notice	Requisite Notice	of Employee	for Good Reason	in Control

Base Salary	$—	$129,000	$516,000	$—	$516,000	$516,000
Options(1)	$—	$—	$462,227	$462,227	$462,227	$462,227
Health Care	$—	$11,440	$45,760	$—	$45,760	$45,760
Accrued Vacation Pay	$52,425	$52,425	$52,425	$52,425	$52,425	$52,425
Total	$52,425	$192,865	$614,185	$514,625	$614,185	$614,185

(1)	The value realized is based on the difference between the exercise price of the stock options with acceleration of vesting and the closing price of our common stock on December 31, 2010 (the last trading day of fiscal 2010).

		Termination	Termination w/o
	Termination	After Provision of	Provision of	Termination upon
Name: Yaniv Arieli	for Cause	Requisite Notice	Requisite Notice	Death of Employee

Base Salary	$—	$—	$104,019	$—
Options(1)	$—	$682,848	$682,848	$682,848
Accrued Vacation Pay	$67,533	$67,533	$682,848	$682,848
Total	$67,533	$750,381	$854,400	$750,381

(1)	The value realized is based on the difference between the exercise price of the stock options with acceleration of vesting and the closing price of our common stock on December 31, 2010 (the last trading day of fiscal 2010).

Compensation Committee Interlocks and Insider Participation

The current members of the compensation committee of our board of directors are Messrs. Mann, Nilsson and Silver. No member of this committee is a present or former officer or employee of CEVA or any of its subsidiaries. Mr. Silver is a member of the compensation committee of DSP Group, Inc., and Mr. Ayalon, one of our directors, is the chairman of the board of directors of DSP Group, Inc. No executive officer of CEVA served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board or compensation committee.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the company as well as the skill-level we require of members of our board. We do not currently have a minimum share ownership requirement for our directors.

Cash Compensation Paid to Board Members

Directors who are employees of CEVA do not receive any additional compensation for their services as directors. Directors who are not employees of CEVA are entitled to an annual retainer, payable in quarterly installments. The board annual retainer for all non-employee directors (other than the chairman) is $40,000. The chairman receives an annual retainer of $60,000, payable in quarterly installments of $15,000 each. In addition to the board annual retainer, committee meetings of a face-to-face nature and on a telephonic basis are compensated at the rate of $1,000 per meeting. All directors are reimbursed for expenses incurred in connection with attending board and committee meetings.

Stock Option Program

Each of our non-employee directors is also entitled to participate in our 2003 Director Stock Option Plan, 2000 Stock Incentive Plan and 2002 Stock Incentive Plan. Pursuant to our 2003 Director Stock Option Plan, each person who becomes a non-employee director shall automatically be granted an option to purchase 38,000 shares of common stock. On June 30 of each year beginning in 2004, each non-employee director will automatically be granted an option to purchase 13,000 shares of common stock if he has served on the board as of such date and an option to purchase 13,000 shares of common stock for each committee of the board on which he has served as chair person as of such date. Since 2007, we have awarded director option grants to our non-employee directors pursuant to our 2000 Stock Incentive Plan or 2002 Stock Incentive Plan as a result of an insufficient number of authorized shares under the 2003 Director Stock Option Plan for the automatic director grants. Mr. Wertheizer is not eligible to receive any additional compensation or option awards.

2010 Director Compensation Table

	Directorship Fees
	Earned or
	Paid in Cash	Option Awards	Total
Name	($)	($)(1)	($)

Peter McManamon(2)	60,000	108,128	168,128
Eliyahu Ayalon(3)	40,000	52,463	92,463
Zvi Limon(4)	46,000	52,463	98,463
Bruce Mann(5)	47,000	100,404	147,404
Sven-Christer Nilsson(6)	52,000	50,202	102,202
Louis Silver(7)	55,000	100,404	155,404
Dan Tocatly(8)	42,000	52,463	94,463

(1)	The amounts shown in this column do not reflect compensation actually received by the directors. Instead, the amounts represent the aggregate grant date fair value of the awards based on FASB ASC No. 718. In 2010, options granted to our non-employee directors were made pursuant to our 2002 Stock Incentive Plan, our 2000 Stock Incentive Plan and our 2003 Director Stock Option Plan. Each option vests as to 25% of the shares underlying the option on each anniversary of the option grant date and expire no later than 10 years from the option grant date. Each option was granted at an exercise price equal to the fair market value of the common stock on the date of grant as reported on NASDAQ.

(2)	On June 30, 2010, Mr. McManamon was granted an option to purchase 28,000 shares of our common stock at $12.60 per share. As of March 8 2011, Mr. McManamon had outstanding stock options to purchase 112,000 shares of our common stock.

(3)	On June 30, 2010, Mr. Ayalon was granted an option to purchase 13,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Ayalon had outstanding stock options to purchase 32,500 shares of our common stock.

(4)	On June 30, 2010, Mr. Limon was granted an option to purchase 13,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Limon had outstanding stock options to purchase 35,750 shares of our common stock.

(5)	On June 30, 2010, Mr. Mann was granted an option to purchase 26,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Mann had outstanding stock options to purchase 220,000 shares of our common stock.

(6)	On June 30, 2010, Mr. Nilsson was granted an option to purchase 13,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Nilsson had outstanding stock options to purchase 32,500 shares of our common stock.

(7)	On June 30, 2010, Mr. Silver was granted an option to purchase 26,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Silver had outstanding stock options to purchase 65,000 shares of our common stock.

(8)	On June 30, 2010, Mr. Tocatly was granted an option to purchase 13,000 shares of our common stock at $12.60 per share. As of March 8, 2011, Mr. Tocatly had outstanding stock options to purchase 35,750 shares of our common stock.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by us under those statutes, the below audit committee report shall not be deemed filed with the United States Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

The audit committee of our board of directors is composed of four members; one seat is currently vacant. The audit committee acts under a written charter, which is available for review on our website at www.ceva-dsp.com.

The audit committee has reviewed our audited financial statements for 2010 and has discussed these financial statements with our management and our independent auditors.

Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent auditors are responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.

The audit committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards 61 (“Communication with Audit Committees”) (“SAS 61”).

SAS 61 requires our independent auditors to discuss with our audit committee, among other things, the following:

•	adjustments arising from the audit that could have a significant effect on the financial reporting process;

•	the use of and changes in significant accounting policies or their application, as well as the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management, whether or not satisfactorily resolved, about matters that could be significant to the financial statements or the auditor’s report.

Our independent auditors also provided the audit committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding its communications with the audit committee concerning independence. Our auditors are required annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The audit committee has discussed with the independent auditors their independence from us.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for 2010. The audit committee has also recommended the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) and, based on our recommendation, the board of directors has selected Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our independent auditors for the fiscal year ending December 31, 2011, subject to stockholder ratification.

By the Audit Committee of the Board of Directors of CEVA, Inc.

Louis Silver (Chair)
Zvi Limon
Sven-Christer Nilsson

Independent Auditors Fees and Other Matters

The following table summarizes the fees for professional services provided by Ernst & Young,* our independent auditors, billed to us for each of the last 2 fiscal years:

Fee Category	2010	2009

Audit Fees(1)	$207,500	$187,000
Audit-Related Fees(2)	$6,570	$31,000
Tax Fees(3)	$57,500	$56,000

Total Fees	$271,570	$274,000

*	Fees are billed by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.

(1)	Audit fees consist of fees for the annual audit, the reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and statutory audits required internationally and services related to internal control reviews and assistance with Section 404 internal control reporting requirements. Fees for services related to internal control reviews and assistance with Section 404 internal control reporting requirements are based on fees received to date and estimated fees yet to be billed.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services related to consultations and audits in connection with grant applications, transfer price studies, technical accounting issues, attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consisted of fees for tax compliance, tax advice and tax planning services.

All fees described above were approved by the audit committee of the board of directors.

Pre-Approval Policy and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that we expect our independent auditor or service providers to provide during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. In 2010, the audit committee pre-approved the provision by Ernst & Young and other service providers of specified services for up to $30,000.

The audit committee may delegate to a subcommittee of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT AND RESTATEMENT
OF THE COMPANY’S 2003 DIRECTOR STOCK OPTION PLAN

We are asking our stockholders to approve an amendment to and a restatement of the Company’s 2003 Director Option Plan (as amended and restated on May 15, 2007) (the “Amended Director Plan” and the “Director Plan”, as applicable). Our Board of Directors has approved the Amended Director Plan as an incentive compensation plan that would allow us to attract and retain talented directors, encourage stock ownership by our directors and better align with governance best practices. The Board unanimously approved the Amended Director Plan, subject to approval of our stockholders at the Annual Meeting. Approval of the Amended Director Plan requires that the votes cast affirmatively exceed the votes cast negatively on the matter. If the stockholders approve the Amended Director Plan, it will replace the Director Plan. If the stockholders do not approve the Amended Director Plan, the Director Plan will remain in effect. As of December 31, 2010, the closing sales price of a share of the Company’s common stock as reported on the NASDAQ Global Market was $20.50. As of December 31, 2010, the potential number of participants in the Amended Director Plan was seven, representing all of the non-employee directors.

In requesting your approval of the Amended Director Plan, we propose to increases the total number of shares of CEVA common stock (“Shares”) authorized for issuance under the Director Plan by 400,000 Shares. As of March 30, 2011, a total of zero Shares remained available for issuance under the Director Plan. The purpose of the increase in authorized Shares is to secure adequate Shares to fund expected awards under the Director Plan. Our Board believes that this number represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program. In requesting your approval of the Amended Director Plan, we also propose to amend the Director Plan so that the Amended Director Plan will comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961, as amended (the “Tax Ordinance”), and thereby permit the Company to make certain option grants, as more fully described below.

We believe strongly that the approval of the Amended Director Plan is essential to our success. Our directors are valuable assets. Stock options permitted under the Amended Director Plan are vital to our ability to attract and retain outstanding and highly skilled directors. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term stockholder value.

A general description of the principal terms of the Amended Director Plan is set forth below. This description is qualified in its entirety by the terms of the Amended Director Plan, a copy of which is attached hereto as Exhibit A.

General Description

Purpose.  The purpose of the Amended Director Plan is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

Administration.  The Board will supervise and administer the Amended Director Plan. All questions concerning interpretation of the Amended Director Plan or any options granted under it will be resolved by the Board and such resolution will be final and binding upon all persons having an interest in the Amended Director Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Amended Director Plan to a committee appointed by the Board.

Participation in the Amended Director Plan.  Each director of the Company who is not an employee of the Company or any parent or subsidiary of the Company (“Non-Employee Director”) will be eligible to receive options under the Amended Director Plan (the “Optionee”).

Stock Subject to the Amended Director Plan.  The maximum number of Shares that may be issued under the Amended Director Plan will be 1,100,000 Shares, subject to adjustment as described below. If any outstanding option under the Amended Director Plan for any reason expires or is terminated without having been exercised in full, the Shares covered by the unexercised portion of such option will again become available for issuance pursuant to the Amended Director Plan. All options granted under the Amended Director Plan will be non-statutory options not entitled to special tax treatment under Section 422 of the Code. Shares issued under the Amended Director Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

Terms, Conditions and Form of Options.  Each option granted under the Amended Director Plan will be evidenced by a written agreement in such form as the Board will from time to time approve, which agreements will comply with and be subject to the following terms and conditions.

Option Grants.  Each person who becomes a Non-Employee Director will be automatically granted an option to purchase 38,000 Shares on the date on which such person first becomes a Non-Employee Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. On June 30 of each year, each Non-Employee Director will be automatically granted (A) an option to purchase 13,000 Shares of Common Stock, if on such date he or she will have served on the Board for at least six (6) months, and (B) an option to purchase 13,000 Shares of Common Stock for each committee of the Board on which he or she will have served as chairperson for at least six (6) months on such date. Subject to the execution by the Optionee of an appropriate option agreement, the Board may grant additional options to purchase a number of Shares to be determined by the Board in recognition of services provided by an Optionee in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act.

Option Exercise Price.  The option exercise price per Share for each option granted under the Amended Director Plan generally will equal (i) the closing price of the Common Stock on The NASDAQ Global Market, (ii) the closing price of the Common Stock on The NASDAQ Capital Market or any national securities exchange on which the Common Stock is listed or (iii) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the last trading day immediately preceding the day on which such option is granted.

Transferability of Options.  Except as the Board may otherwise determine or provide in an option granted under the Amended Director Plan, any option granted under the Amended Director Plan will not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Optionee, will be exercisable only by the Optionee.

Vesting Period.  Each option will generally vest and become exercisable as to 25% of the Shares of Common Stock subject to the option on the first anniversary of the date on which such option was granted, and will vest and become exercisable as to 25% of the Shares of Common Stock subject to the option at the end of each twelve-month period thereafter, subject to adjustment as described below. Each non-automatic option granted under the Amended Director Plan will become exercisable on such terms as will be determined by the Board and set forth in the option agreement with the respective Optionee, subject to adjustment as described below.

Termination.  Each option will terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the date on which such option was granted or (ii) the date which is 90 days after the date on which the Optionee ceases to serve as a Non-Employee Director.

Exercise of Option.  An option may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the Shares as to which they are exercised or (ii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

Limitation of Rights.  Neither the Amended Director Plan, nor the granting of an option nor any other action taken pursuant to the Amended Director Plan, will constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee as a Non-Employee Director for any period of time. An Optionee will have no rights as a stockholder with respect to the Shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as described below) for which the record date is prior to the date such certificate is issued.

Adjustments for Changes in Common Stock and Certain Other Events.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend (in each case except in connection with a Reorganization Event or an Acquisition Event, as described below), (i) the number and class of securities available under the Amended Director Plan and (ii) the number and class of securities and exercise price per Share subject to each outstanding option under the Amended Director Plan will be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board determines, in good faith, that such an adjustment (or substitution) is necessary and appropriate. In the event of a proposed liquidation or dissolution of the Company, all then unexercised options under the Amended Director Plan will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

Reorganization Events and Acquisition Events.  Upon the occurrence of a Reorganization Event or an Acquisition Event, or the execution by the Company of any agreement with respect to such an event, all outstanding options under the Amended Director Plan will be assumed, or equivalent options will be substituted, by the surviving or acquiring entity (or an affiliate thereof). If the surviving or acquiring entity (or an affiliate thereof) does not agree to so assume, or substitute for, the outstanding options, then all then unexercised options under the Amended Director Plan will become fully vested and exercisable in full immediately prior to the effective time of such event and will terminate upon the consummation of such event, except to the extent exercised by an Optionee before the consummation of such event; provided, however, that in the event of such an event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such event (the “Event Price”), then the Board may instead provide that all outstanding options under the Amended Director Plan will terminate upon consummation of such event and that each participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Event Price multiplied by the number of Shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

Under the Amended Director Plan, a “Reorganization Event” includes: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock for cash, securities or other property pursuant to a share exchange transaction, in each case other than an Acquisition Event.

Under the Amended Director Plan, an “Acquisition Event” includes: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (b) any sale of all or substantially all of the assets of the Company.

Awards to Israeli Residents.  The Amended Director Plan is intended to enable the Board to grant options under the Amended Director Plan to Non-Employee Directors who are, or are deemed to be, Israeli residents. Specifically, the Amended Director Plan permits option awards to Non-Employee Directors pursuant to Sections 102 and 3(i) of the Tax Ordinance. Non-Employee Directors who are not considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the Tax Ordinance will be eligible for option grants pursuant to Section 102 of the Tax Ordinance, and all other Non-Employee Directors will be eligible for option grants pursuant to Section 3(i) of the Tax Ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, Non-Employee Directors who are, or are deemed to be, residents of Israel and who receive option awards under the Amended Director Plan may be afforded certain tax benefits in Israel.

Taxes.  No Shares subject to an option granted under the Amended Director Plan will be delivered under the Amended Director Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Board for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations. Upon exercise of an option granted under the Amended Director Plan, the Company will withhold or collect from the applicable Optionee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by an option granted under the Amended Director Plan sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise of an option granted under the Amended Director Plan.

Termination and Amendment of the Amended Director Plan.  The Board may suspend or terminate the Amended Director Plan or amend it in any respect whatsoever.

Certain U.S. Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of the Amended Director Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

The grant of a nonqualified stock option under the Amended Director Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to taxable income on the difference between the option exercise price and the fair market value of the Shares at the time of exercise. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant’s subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment, depending on whether the Shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

A nonqualified stock option can be considered deferred compensation and subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Amended Director Plan Benefits

The table set forth below reflects the automatic annual option grants that the Company anticipates will be made to certain individuals during fiscal year 2011 pursuant to the Amended Director Plan.

Number of Shares
Directors and Executive Officers	Subject to Options

Gideon Wertheizer	0
Yaniv Arieli	0
Issachar Ohana	0
Executive Group	0
Non-Executive Director Group	132,000
Non-Executive Officer Employee Group	0

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2003 DIRECTOR STOCK OPTION PLAN.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

General

We are asking our stockholders to approve the new 2011 Stock Incentive Plan (the “2011 Plan”) and to have the Company’s 2002 Stock Incentive Plan (as amended and restated on May 15, 2007) (the “2002 Plan”) discontinued for future award grants, and to have all remaining available shares from the 2002 Plan, including shares that would otherwise return to the 2002 Plan, rolled over to the 2011 Plan. Awards granted under the 2002 Plan would remain in effect pursuant to their terms. We intend to use the 2011 Plan to attract and retain key talent, encourage stock ownership by our employees, non-employee directors and consultants, to better align with governance best practices, and to receive a federal income tax deduction for certain compensation paid under the 2011 Plan. The Board unanimously approved the 2011 Plan, subject to approval of our stockholders at the Annual Meeting. Approval of the 2011 Plan requires that the votes cast affirmatively exceed the votes cast negatively on the matter. If the stockholders approve the 2011 Plan, it will replace the 2002 Plan. If the stockholders do not approve the 2011 Plan, the 2002 Plan will remain in effect. As of December 31, 2010, the closing sales price of a share of the Company’s common stock as reported on the NASDAQ Global Market was $20.50. As of December 31, 2010, the potential number of participants in the 2011 Plan was approximately 185.

Primary Changes

In requesting your approval of the 2011 Plan, we propose to:

•	Close the 2002 Plan for future award grants, although awards granted under the 2002 Plan would remain in effect pursuant to their terms.

•	Transfer the remaining available shares of Common Stock (“Shares”) from the 2002 Plan, including Shares that are returned to the 2002 Plan, to the 2011 Plan.

•	Add to the total number of Shares authorized for issuance under the 2002 Plan by 1,100,000 Shares.

•	Permit the grant of options, stock appreciation rights, dividend equivalent rights, restricted stock and restricted stock units.

•	Permit us to grant “performance-based” awards under the 2011 Plan to allow us increased compensation deductions for “performance-based” awards made to certain of our employees.

•	Impose annual per person limits on the number of Shares covered by awards of stock options, stock appreciation rights, restricted stock and restricted stock units.

•	Provide that the 2011 Plan will terminate on the date that is ten (10) years following stockholder approval of the 2011 Plan.

•	Provide flexibility in determining the terms and conditions of each award, in particular with respect to vesting.

•	Prohibit “repricing” of awards without the approval of our stockholders.

We believe strongly that the approval of the 2011 Plan is essential to our success. Our employees are our most valuable assets. Stock options and the other awards permitted under the 2011 Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we compete. These awards also are crucial to our ability to motivate employees to achieve our goals. The proposed terms of the 2011 Plan are designed to allow the Company to continue to attract, retain and motivate people whose skills and performance are critical to the Company’s success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term stockholder value.

A general description of the principal terms of the 2011 Plan is set forth below. This description is qualified in its entirety by the terms of the 2011 Plan, a copy of which is attached hereto as Exhibit B.

General Description

Purpose.  The purposes of the 2011 Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, consultants and directors through ownership of our Shares, and to promote the success of the Company’s business. The 2011 Plan is intended to replace the 2002 Plan and the 2002 Plan will be automatically terminated and replaced and superseded by the 2011 Plan on the date on which the 2011 Plan is approved by the Company’s stockholders, except that any awards granted under the 2002 Plan will remain in effect pursuant to their terms.

Shares Reserved for Issuance under the 2011 Plan.  The Company currently has 3,300,000 Shares reserved for issuance under the 2002 Plan. As of March 30, 2011, a total of 367,256 Shares remained available for issuance under the 2002 Plan. If approved by our stockholders, the total number of Shares reserved for issuance under the 2011 Plan will be 1,100,000 Shares, plus the number of Shares that remain available for grants of awards under the 2002 Plan as of the date the 2011 Plan is approved by the Company’s stockholders, plus any Shares that would otherwise return to the 2002 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 2002 Plan (ignoring the termination or expiration of the 2002 Plan for the purpose of determining the number of Shares available for the 2011 Plan).

The maximum number of Shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year will be 500,000 Shares. In connection with a participant’s commencement of service with the Company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 250,000 Shares, which would not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of Shares subject to such awards that may be granted to a participant during a calendar year will be 500,000 Shares.

Share Counting.  Shares issued in connection with awards will be charged against the 2011 Plan’s share reserve on the basis of one (1) Share for each Share issued in connection with such awards (and shall be counted as one (1) Share for each Share that is returned or deemed not to have been issued from the 2011 Plan). Any Shares covered by an award which is forfeited, canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued under the 2011 Plan. Shares that have actually been issued under the 2011 Plan pursuant to an award shall not be returned to the 2011 Plan and shall not become available for future grant under the 2011 Plan, except where unvested Shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of such repurchase. Shares tendered or withheld in payment of an option exercise price, Shares withheld by the Company to pay any tax withholding obligation, and all Shares covered by the portion of a stock appreciation right that is exercised (regardless of whether Shares are actually issued in connection with such exercise) shall not be returned to the 2011 Plan and shall not become available for future issuance under the 2011 Plan.

Administration.  The 2011 Plan will be administered, with respect to grants to officers, employees, directors, and consultants, by the 2011 Plan administrator (the “Administrator”), defined as the Board or one (1) or more committees designated by the Board. The Compensation Committee will initially act as the Administrator. With respect to grants to Officers and Directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code.

No Repricings without Stockholder Approval.  The Company shall obtain stockholder approval prior to (i) the reduction of the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2011 Plan or (ii) the cancellation of an option or stock appreciation right at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying Shares, in exchange for another option, stock appreciation right, restricted stock or other award or for cash (unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the 2011 Plan and as described below)). Notwithstanding the foregoing, cancelling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock, or other award with an exercise price, purchase price or base appreciation amount that is equal to or greater than the exercise price or base appreciation amount of the original option or stock appreciation right will not be subject to stockholder approval.

Terms and Conditions of Awards.  The 2011 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2011 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the Shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2011 Plan, awards may be granted to such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2011 Plan shall be designated in an award agreement.

Subject to applicable laws and except as otherwise provided by the Board, the Administrator will have the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of Shares or the amount of other consideration to be covered by each award, to approve forms of award agreement for use under the 2011 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2011 Plan (provided that any amendment that would adversely affect a participant’s rights under an outstanding award would not be made without the participant’s written consent), to construe and interpret the terms of the 2011 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action, not inconsistent with the terms of the 2011 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2011 Plan will be stated in the applicable award agreement but may not exceed a term of more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the Shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2011 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of nonqualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per Share on the date of grant. In the case of all other awards granted under the 2011 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, Shares or, with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure, or any combination of the foregoing methods of payment.

Under the 2011 Plan, the Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2011 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code.  The maximum number of Shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year will be 500,000 Shares. In connection with a participant’s commencement of service with the Company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 250,000 shares, which would not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or other similar change in our Shares or our capital structure. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of Shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of Shares with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of Shares subject to such awards that may be granted to a participant during a calendar year will be 500,000 Shares. The foregoing limitation shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or other similar change in our Shares or our capital structure. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.

The 2011 Plan includes the following performance criteria that may be considered, individually or in combination, by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, any parent or subsidiary of the Company, and/or any individual business units of the Company or any parent or subsidiary of the Company.

Change in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by outstanding awards, the number of Shares that have been authorized for issuance under the 2011 Plan, the exercise or purchase price of each outstanding award, the maximum number of Shares that may be granted subject to awards to any participant in a calendar year, as well as other terms that the Administrator determines require adjustment, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or (iii) any other transaction with respect to our Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding awards under the 2011 Plan will terminate unless the awards are assumed in connection with the Corporate Transaction. In addition, except as provided otherwise in an individual award agreement, for the portion of each award that is neither assumed nor replaced, such portion of the award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares (or other consideration) at the time represented by such portion of the award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

Under the 2011 Plan, Corporate Transaction includes a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; the sale, transfer or other disposition of all or substantially all of the assets of the Company; the complete liquidation or dissolution of the Company; any reverse merger or series of related transactions culminating in a reverse merger in which the Company is the surviving entity but (i) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (ii) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; and an acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

Amendment, Suspension or Termination of the 2011 Plan.  The Board may at any time amend, suspend or terminate the 2011 Plan. The 2011 Plan will terminate on May 17, 2021 unless earlier terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, the Company shall obtain stockholder approval of any such amendment to the 2011 Plan in such a manner and to such a degree as required. No suspension or termination of the 2011 Plan will adversely affect any rights under awards already granted to a participant.

Awards to Israeli Residents.  The 2011 Plan is designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961, as amended (the “Tax Ordinance”), and is intended to enable the Administrator to grant options under the 2011 Plan to participants who are, or are deemed to be, Israeli residents. Specifically, the 2011 Plan permits option awards to employees pursuant to Section 102 of the Tax Ordinance and option awards to non-employees pursuant to Section 3(i) of the Tax Ordinance. For this purpose, “employee” refers to employees, officers and directors of the Company or a related entity who are not considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the Tax Ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, participants who are, or are deemed to be, Israeli residents and who receive option awards under the 2011 Plan may be afforded certain tax benefits in Israel.

Certain U.S. Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of the 2011 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options.  The grant of a nonqualified stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the Shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment, depending on whether the Shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

A nonqualified stock option can be considered deferred compensation and subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.  The grant of an incentive stock option under the 2011 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the Shares. If the participant does not dispose of the Shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the Shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the Shares within the calendar year in which the incentive stock options are exercised. However, such a sale of Shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.  Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock.  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the Shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Restricted Stock Units.  Recipients of restricted stock units generally should not recognize income until such units are converted into cash or Shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the Shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any Shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such Shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the Shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

2011 Plan Benefits

Awards under the 2011 Plan are in the discretion of the Administrator. Accordingly, the benefits to be received by our directors, employees and consultants pursuant to the 2011 Plan are not determinable at this time.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.

PROPOSAL 4 — RATIFICATION OF THE SELECTION OF KOST FORER GABBAY & KASIERER
(A MEMBER OF ERNST & YOUNG GLOBAL) AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

Our audit committee has selected Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our auditors for the current fiscal year, subject to ratification by our stockholders at the annual meeting. We expect a representative of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to be available via teleconference at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Neither our by-laws nor other governing documents or law require stockholder ratification of the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our independent accountants. However, the audit committee of the board of directors is submitting the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the company and its stockholders.

In connection with the audit of the 2010 financial statements, we entered into an engagement agreement with Kost Forer Gabbay & Kasierer which set forth the terms by which Kost Forer Gabbay & Kasierer will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KOST FORER GABBAY & KASIERER (A MEMBER OF ERNST & YOUNG GLOBAL) AS OUR AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL 5 — ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our compensation philosophy supports our key business objectives of creating value for, and promoting the interests of, our stockholders. In order to align the interests of our executives with those of our stockholders, we believe that our executive compensation arrangements must provide our named executive officers with competitive compensation opportunities, based upon both their contribution to the development and financial success of the company and their personal performance. We believe our executive compensation arrangements strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

•	Our compensation arrangements for the named executive officers are simple, consisting principally of base salary, annual bonus, which may or may not be awarded annually based on a performance-based bonus plan established for that year, and long-term incentive award, currently in the form of stock options, which again may or may not be awarded annually at the discretion of the compensation committee.

•	We align base salaries with strong pay-for-performance orientation and our compensation committee generally takes a conservative approach on base salary increases. For example, the base salaries of Messrs. Wertheizer and Arieli remained the same since 2007 and Mr. Ohana’s base salary remained the same since 2008. Only in 2011 did the compensation committee approve an increase of approximately 4% for the 2011 base salaries of Messrs. Wertheizer, Arieli and Ohana.

•	We provide a significant part of executive compensation in the form of performance based incentives. The compensation committee of our board has historically established each year a performance-based bonus plan whereby bonuses are awarded under the plan based on achievement of company financial goals based on an annual budget approved by our board. If the company’s financial goals for an applicable year are not met, the bonuses of our named executive officers would be adversely affected. For example, in 2007, 50% of the bonuses for which our Chief Executive Officer and Chief Financial Officer were eligible to receive under the 2007 performance-based bonus plan were not paid because the company failed to meet its financial goals in 2007. Furthermore, under the performance-based bonus plan, the compensation committee has the discretion not to award a portion of the bonuses payable thereunder in the event circumstances not in the ordinary course of business and unforeseen at the time of the establishment of plan arises. Bonuses under the plans also are capped.

•	A significant portion of our named executive officers’ compensation is in the form of long-term incentive awards, currently consisting of stock options. Such stock options only vest 25% on the first anniversary of the grant date and the remaining stock options vest quarterly over the following three years. Moreover, our compensation committee generally takes a conservative approach on grants of long-term incentive awards. For example, in 2010, no named executive officer was granted any long-term incentive award.

•	We do not provide any nonqualified defined contribution or other deferred compensation plans to our named executive officers.

•	We do not provide tax gross-ups to our named executive officers.

•	None of the employment agreements with our named executive officers includes any “single trigger” change-in-control provisions or golden parachute arrangements.

•	The perquisites offered to our named executive officers based in Israel are those generally provided to all of our employees based in Israel.

•	The only prerequisite offered to our U.S.-based named executive officer is participating in and matching under our 401(k) plan, a prerequisite provided to all U.S. employees.

•	The compensation committee is updated on compensation best practices and trends. The committee from time to time, as appropriate, engages the services of a compensation consultant to provide advice on compensation trends and market information to assist the committee in designing our compensation programs and making compensation decisions.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the compensation of our named executive officers, as described in this proxy statement. The vote is advisory, and therefore it is not binding on the company, the compensation committee or our board of directors. The compensation committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 5.

Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the company’s proxy statement for the 2011 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6 — ADVISORY VOTE ON THE FREQUENCY
OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules, which we refer to as an advisory vote on executive compensation. By voting on this Proposal 6, stockholders may indicate whether they would prefer that we seek future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our board of directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the company and therefore our board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results that could occur over shorter periods of time. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes in response to the outcome of a prior advisory vote on executive compensation. The company recognizes that the stockholders may have different views as to the best approach for the company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the company’s proxy statement for the 2011 annual meeting of stockholders should be every year, every two years, or every three years.”

This vote is advisory and not binding on the board of directors or the company in any way, however the board and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The board may decide that it is in the best interests of our stockholders and the company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED WITH AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING AND
NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS

Pursuant to Rule 14a-8 under the Exchange Act and our by-laws, any proposal that a stockholder wishes to be considered for inclusion in our proxy statement for the 2012 annual meeting of stockholders, including nomination of directors, must be submitted to our office at CEVA, Inc., 1943 Landing Drive, Mountain View, California 94043, Attention: Corporate Secretary, no later than December 9, 2011.

The proxies to be solicited by our board of directors for the 2012 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such stockholder’s proposal for the meeting by February 22, 2012.

In addition to providing timely advanced notice of any matter a stockholder wishes to present at an annual meeting of stockholders, with respect to general stockholder proposals, the stockholder also must submit the following relevant information in writing with respect to the proposal to the attention of our corporate secretary at our principle executive offices: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of our common stock (each, a “Relevant Hedge Transaction”), (vi) as to the stockholder giving the notice and any Stockholder Associated Person, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder or Stockholder Associated Person has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to our common stock, whether or not such instrument or right shall be subject to settlement in the underlying common stock or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of our common stock (a “Derivative Instrument”), (b) any rights to dividends on the shares of our common stock owned beneficially by such stockholder that are separated or separable from the underlying common stock, (c) any proportionate interest in shares of our common stock or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a partner or, directly or indirectly, beneficially owns an interest in a partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of our common stock or Derivative Instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date); and (vii) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent to a stockholder proposal. A “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of our common stock owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person. Subject to any exclusions permitted by applicable law, only stockholder proposals submitted in accordance with the above requirements will be presented at any annual meeting. The chairman of the meeting may, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and, if he should so determine, he may declare at the meeting that any such business not properly brought before the meeting will not be transacted.

With respect to recommendations of director nominee(s), in addition to providing timely advanced notice of any matter stockholders wish to present at an annual meeting of stockholders, the stockholder must submit the following relevant information in writing to the attention of our corporate secretary at our principle executive offices: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of our common stock which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) the information set forth in the above paragraph relating to general stockholder proposals. Once the nominations committee receives the stockholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the nominations committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated.

HOUSEHOLDING OF PROXY STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a copy of either document to you if you call or write us at the following address or phone number: CEVA, Inc., 1943 Landing Drive, Mountain View, California 94043, Attention: Corporate Secretary, (408) 514-2900, ir@ceva-dsp.com. If you would like to receive separate copies of the annual report and proxy statement in the future, or if you have received multiple copies and in the future would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors presently knows of no other business that will be presented for consideration at the annual meeting other than those described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We urge you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we also urge you to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. A stockholder who attends the meeting may vote his, her or its stock personally even though the stockholder has sent in a proxy card, so long as such stockholder is the record holder or such stockholder has obtained a letter from such stockholder’s broker.

By order of the board of directors,

/s/  Gideon Wertheizer
Gideon Wertheizer
Chief Executive Officer

April 8, 2011
San Jose, California

Exhibit A

CEVA, INC.

2003 DIRECTOR STOCK OPTION PLAN
(amended and restated on May 15, 2007 and May 17, 2011)

1.	Purpose

The purpose of this 2003 Director Stock Option Plan (the “Plan”) of CEVA, Inc. (the “Company,” including any successor to the Company) is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2.	Administration

The Board of Directors (the “Board”) shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board, and if a committee is so appointed, all references to the Board in the Plan shall mean and relate to such committee.

Without limiting the generality of the foregoing, options may be granted under the Plan to such Non-Employee Directors (as defined below) who are residing in non-U.S. jurisdictions as the Board may determine from time to time and the Board is empowered to establish additional terms, conditions, rules or procedures, in accordance with the Plan, to accommodate the rules or laws of such non-U.S. jurisdictions in order to afford such Non-Employee Directors favorable treatment under such rules or laws, including by adopting required sub-plans under the Plan and setting forth such additional terms, conditions, rules or procedures in written agreements evidencing options granted under the Plan.

3.	Participation in the Plan

Each director of the Company who is not an employee of the Company or any parent or subsidiary of the Company (“Non-Employee Director”) shall be eligible to receive options under the Plan (the “Optionee”).

4.	Stock Subject to the Plan

(a) The maximum number of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), which may be issued under the Plan shall be 1,100,000 shares, subject to adjustment as provided in Section 7.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

(c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.	Terms, Conditions and Form of Options

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a)	Option Grants.

(i) Each person who is a Non-Employee Director on the Effective Date and each person who subsequently becomes a Non-Employee Director shall be automatically granted an option to purchase 38,000 shares of Common Stock on the date of which the later of the following events occurs: (A) the Effective Date; or (B) the date on which such person first becomes a Non-Employee Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(ii) On the Effective Date, each Non-Employee Director shall be automatically granted (A) an option to purchase 13,000 shares of Common Stock, if on such date he or she shall have served on the Board for at least six (6) months, and (B) an option to purchase 13,000 shares of Common Stock for each committee of the Board on which he or she shall have served as chairperson for at least six (6) months on such date. Beginning on June 30, 2004, on June 30 of each year, each Non-Employee Director shall be automatically granted (A) an option to purchase 13,000 shares of Common Stock, if on such date he or she shall have served on the Board for at least six (6) months, and (B) an option to purchase 13,000 shares of Common Stock for each committee of the Board on which he or she shall have served as chairperson for at least six (6) months on such date.

(iii) Subject to the execution by the Optionee of an appropriate option agreement, the Board may grant additional options to purchase a number of shares to be determined by the Board in recognition of services provided by an Optionee in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended.

Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an “Option Grant Date.”

(b) Option Exercise Price.  The option exercise price per share for each option granted under the Plan shall equal (i) the closing price of the Common Stock on The NASDAQ Global Market, (ii) the closing price of the Common Stock on The NASDAQ Capital Market or any national securities exchange on which the Common Stock is listed or (iii) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the last trading day immediately preceding the Option Grant Date. If no sales of Common Stock were made on the last trading day immediately preceding the Option Grant Date, the price of the Common Stock for purposes of Section 5(a) above shall be the reported price for the next preceding day on which such sales were made.

(c) Transferability of Options.  Except as the Board may otherwise determine or provide in an option granted under the Plan, any option granted under the Plan shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Optionee, shall be exercisable only by the Optionee. References to an Optionee, to the extent relevant in the context, shall include references to authorized transferees.

(d) Vesting Period.  Each option granted pursuant to Section 5(a)(i) or Section 5(a)(ii) above shall vest and become exercisable as to 25% of the shares of Common Stock subject to the option on the first anniversary of the Option Grant Date, and shall vest and become exercisable as to 25% of the shares of Common Stock subject to the option at the end of each twelve-month period thereafter, subject to the provisions of Section 7. Each option granted under the Plan pursuant to Section 5(a)(iii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective Optionee, subject to the provisions of Section 7.

(e) Termination.  Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the date which is 90 days after the date on which the Optionee ceases to serve as a Non-Employee Director.

(f) Exercise of Option.  An option may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.	Limitation of Rights

(a) No Right to Continue as a Director.  Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee as a Non-Employee Director for any period of time.

(b) No Stockholder’s Rights for Options.  An Optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

(c) Compliance with Securities Laws.  Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of securities and exercise price per share subject to each outstanding option under the Plan shall be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) or Section 7(d) also applies to any event, Section 7(c) or Section 7(d), as applicable, shall be applicable to such event, and this Section 7(a) shall not be applicable.

(b) Liquidation or Dissolution.  In the event of a proposed liquidation or dissolution of the Company, all then unexercised options under the Plan will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date

.

(c)	Reorganization Events.

(i) Definition.  A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock for cash, securities or other property pursuant to a share exchange transaction, in each case other than an Acquisition Event (as defined below).

(ii) Consequences of a Reorganization Event on Options.  Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, all outstanding options under the Plan shall be Assumed, or equivalent options shall be substituted, by the surviving or acquiring entity (or an affiliate thereof). For purposes hereof, an option shall be considered to be “Assumed” if, either (i) the option is expressly affirmed by the Company or (ii) the contractual obligations represented by the option are expressly assumed (and not simply by operation of law) by the surviving or acquiring entity (or an affiliate thereof) in connection with the Reorganization Event with appropriate adjustments to the number and type of securities of the surviving or acquiring entity (or an affiliate thereof) subject to the option and the exercise price thereof which at least preserves the compensation element of the option existing at the time of such Reorganization Event as determined in accordance with the instruments evidencing the agreement to assume the option.

Notwithstanding the foregoing, if the surviving or acquiring entity (or an affiliate thereof) does not agree to Assume, or substitute for, the outstanding options, then all then unexercised options under the Plan will become fully vested and exercisable in full immediately prior to the effective time of the Reorganization Event and will terminate upon the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Reorganization Price”), then the Board may instead provide that all outstanding options under the Plan shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Reorganization Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

(d) Acquisition Events.

(i) Definition.  An “Acquisition Event” shall mean (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (b) any sale of all or substantially all of the assets of the Company.

(ii) Consequences of an Acquisition Event on Options.  Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, all outstanding options under the Plan shall be Assumed, or equivalent options shall be substituted, by the surviving or acquiring entity (or an affiliate thereof).

Notwithstanding the foregoing, if the surviving or acquiring entity (or an affiliate thereof) does not agree to Assume, or substitute for, the outstanding options, then all then unexercised options under the Plan will become fully vested and exercisable in full immediately prior to the effective time of the Acquisition Event and will terminate upon the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), then the Board may instead provide that all outstanding options under the Plan shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

8.	Taxes

No shares subject to an option granted under the Plan shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Board for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of shares subject to an option granted under the Plan. Upon exercise of an option granted under the Plan, the Company shall withhold or collect from the applicable Optionee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of shares covered by an option granted under the Plan sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise of an option granted under the Plan (reduced to the lowest whole number of shares if such number of shares withheld would result in withholding a fractional share with any remaining tax withholding settled in cash)

9.	Termination and Amendment of the Plan

The Board may suspend or terminate the Plan or amend it in any respect whatsoever.

10.	Notice

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.	Governing Law

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).

12.	Effective Date

The Plan took effect upon its adoption by the Board and subsequent receipt of stockholder approval at the Company’s 2003 Annual Meeting of Stockholders (the “Effective Date”). The Plan was amended and restated in 2007. The Plan will again be amended and restated upon the receipt of stockholder approval of the 2011 amendment and restatement at the Company’s 2011 Annual Meeting of Stockholders.

Adopted by the Board of Directors on April 25, 2003.

Adopted by the Stockholders on June 18, 2003.

Exhibit B

CEVA, INC.

2011 STOCK INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business. This Plan is intended to replace the Prior Plan, which Prior Plan shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders, except that any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

2. Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “‘Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards, including under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Grantee’s resignation, that discharge for Cause was warranted.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means CEVA, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(q) “Covered Employee” means an Employee who is a ““covered employee” under Section 162(m)(3) of the Code.

(r) “Director” means a member of the Board or the board of directors of any Related Entity.

(s) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, ““Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute ““employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a ““parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance-Based Compensation” means compensation qualifying as ““performance-based compensation” under Section 162(m) of the Code.

(ee) “Plan” means this 2011 Stock Incentive Plan.

(ff) “Prior Plan” means the Parthusceva, Inc. (subsequently known as CEVA, Inc.) 2002 Stock Incentive Plan (as amended and restated on May 15, 2007).

(gg) “Related Entity” means any Parent or Subsidiary of the Company.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means a ““subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 1,100,000 Shares, plus the number of Shares that remain available for grants of awards under the Prior Plan as of the date the Plan is approved by the Company’s stockholders, plus any Shares that would otherwise return to the Prior Plan as a result of forfeiture, termination or expiration of awards previously granted under the Prior Plan (ignoring the termination or expiration of the Prior Plan for the purpose of determining the number of Shares available for the Plan); provided, however, that the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 1,467,256 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and

(iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the ““Administrator” or to a ““Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan, and to set forth such terms and conditions in Award Agreements, and to adopt related sub-plans under the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award.  Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the

Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be Performance-Based Compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be Performance-Based Compensation.

(d) Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 500,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 250,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 500,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral.  If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award.  The term of each Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a ““net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been ““effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively ““adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(c) Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option the vesting of which is accelerated under this Section 10 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 10, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a ““Pension Plan” or ““Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term ““or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

PROXY
CEVA, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 17, 2011
This Proxy is solicited on behalf of the Board of Directors of CEVA, Inc. (the “Company”)
          The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoint(s) Gideon Wertheizer and Yaniv Arieli (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of the Company to be held on Tuesday, May 17, 2011, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.
          Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.
          In their discretion, the proxies are authorized to vote upon such other matters which may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF
CEVA, INC.
May 17, 2011
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒.
1. To elect eight directors as specifically set forth below:
NOMINEES
Eliyahu Ayalon: ☐ Zvi Limon: ☐ Bruce A. Mann: ☐ Peter McManamon: ☐
Sven-Christer Nilsson: ☐ Louis Silver: ☐ Dan Tocatly: ☐ Gideon Wertheizer: ☐
☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority as shown here: ☒

2.	To approve an amendment and restatement of the Company’s 2003 Director Stock Option Plan.
☐     FOR      ☐     AGAINST      ☐      ABSTAIN

3.	To approve the Company’s 2011 Equity Incentive Plan.
     ☐      FOR      ☐      AGAINST      ☐      ABSTAIN

4.	To ratify the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as independent auditors of the company for the fiscal year ending December 31, 2011.
     ☐      FOR      ☐      AGAINST      ☐      ABSTAIN

5.	To approve, in a non-binding vote, the compensation of the Company’s named executive officers.
     ☐      FOR      ☐      AGAINST      ☐      ABSTAIN

6.	To recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.
☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN
The shares of common stock of CEVA, Inc. represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal specified herein, this proxy will be voted FOR each of the above named director nominees, FOR proposals 2, 3, 4, 5, three years for proposal 6 and in the discretion of the proxy holders as to any other matters that may properly come before the meeting.
Please vote, date, sign and return promptly in the enclosed postage pre-paid envelope.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder sign	Date:

Signature of Stockholder sign	Date:

ANNUAL MEETING OF STOCKHOLDERS OF
CEVA, INC.
May 17, 2011
Note: Please sign exactly as the name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.